    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 18, 2004
                                                        REGISTRATION NO. 2-66268
                                                                        811-2979
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                   FORM N-1A
                            REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                    [X]
                           PRE-EFFECTIVE AMENDMENT NO.                      [ ]
                        POST-EFFECTIVE AMENDMENT NO. 27                     [X]
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                              [X]
                                AMENDMENT NO. 28                            [X]

                             ---------------------

                   MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
                       (A MASSACHUSETTS BUSINESS TRUST)
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                               BARRY FINK, ESQ.
                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------

                                    COPY TO:

        CARL FRISCHLING, ESQ.               LEONARD B. MACKEY, JR., ESQ.
 KRAMER LEVIN NAFTALIS & FRANKEL LLP           CLIFFORD CHANCE US LLP
           919 THIRD AVENUE                       200 PARK AVENUE
       NEW YORK, NEW YORK 10022               NEW YORK, NEW YORK 10166

                             ---------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THIS POST-EFFECTIVE AMENDMENT BECOMES EFFECTIVE.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)


               X  immediately upon filing pursuant to paragraph (b)
              ---
                  on (date) pursuant to paragraph (b)
              ---
                  60 days after filing pursuant to paragraph (a)
              ---
                  on (date) pursuant to paragraph (a)(2) of rule 485.
              ---


           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS
================================================================================

                                                     [MORGAN STANLEY FUNDS LOGO]





                                                                  MORGAN STANLEY
                                                                      TAX-EXEMPT
                                                                SECURITIES TRUST







              A mutual fund that seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital






[MORGAN STANLEY LOGO]






The Securities and Exchange Commission has not
approved or disapproved these securities or                           Prospectus
passed upon the adequacy of this Prospectus.                      March 18, 2004
Any representation to the contrary is a
criminal offense.

Contents

THE FUND

      Investment Objective..................................................1

      Principal Investment Strategies.......................................1

      Principal Risks.......................................................2

      Past Performance......................................................4

      Fees and Expenses.....................................................6

      Additional Investment Strategy Information............................7


      Additional Risk Information...........................................8


      Fund Management.......................................................8


SHAREHOLDER INFORMATION

      Pricing Fund Shares...................................................9

      How to Buy Shares.....................................................9

      How to Exchange Shares...............................................11

      How to Sell Shares...................................................13

      Distributions........................................................15

      Tax Consequences.....................................................15

      Share Class Arrangements.............................................16



FINANCIAL HIGHLIGHTS.......................................................23


MORGAN STANLEY FUNDS........................................Inside Back Cover



This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

The Fund

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

[ICON OMITTED]

Morgan Stanley Tax-Exempt Securities Trust seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

(sidebar)
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
(end sidebar)

[ICON OMITTED]

The Fund will normally invest at least 80% of its assets in securities that pay interest exempt from federal income taxes. This policy is fundamental and may not be changed without shareholder approval. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., generally invests the Fund's assets in municipal obligations. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and/or their respective agencies. At least 75% of these municipal obligations will have the following ratings at the time of purchase:

o municipal bonds -- within the three highest grades by Moody's Investors Service Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch IBCA Inc. ("Fitch");


o municipal notes -- within the two highest grades or, if not rated, have outstanding bonds within the three highest grades by Moody's, S&P or Fitch; and

o municipal commercial paper -- within the highest grade by Moody's, S&P or Fitch.

The Fund may invest up to 25% of its net assets in municipal obligations that are rated below the limits stated above or are not rated by those rating agencies. However, the Fund may only invest up to 5% of its net assets in municipal obligations rated below investment grade or, if unrated, of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").

The Fund may invest up to 10% of its net assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.

The Fund may invest up to 20% of its assets in taxable money market instruments or securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income. The Fund therefore may not be a suitable investment for these investors. See the "Tax Consequences" section for more details.

Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes, and commercial paper are secured by the issuer's faith and credit including its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific revenue source. They are issued to fund a wide variety of public and private projects in sectors such as public utilities, hospitals, housing, airports and highways, and educational facilities. The Fund's municipal obligation investments may include zero coupon securities, which are purchased at a discount and accrue interest, but make no interest payments until maturity. In addition, the Fund may invest in lease obligations and private activity bonds. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities. Private activity bonds are issued by, or on behalf of, public authorities to finance privately operated facilities.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted investment strategies while not using others.

--------------------------------------------------------------------------------
PRINCIPAL RISKS

[ICON OMITTED]

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

CREDIT AND INTEREST RATE RISKS. Municipal obligations, like other debt securities, are subject to two types of risk: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance such projects as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project.


Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.


The Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially.

LEASE OBLIGATIONS. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed, in part, as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

PRIVATE ACTIVITY BONDS. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund's value. The Fund's private activity bond holdings also may pay interest subject to the alternative minimum tax. See the "Tax Consequences" section for more details.


INVERSE FLOATING RATE MUNICIPAL OBLIGATIONS. The inverse floating rate municipal obligations in which the Fund may invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation which the Fund may purchase is the rate the issuer would have paid on the fixed-income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.


OTHER RISKS. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investment strategies. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

--------------------------------------------------------------------------------
PAST PERFORMANCE


(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class D shares has varied from year to year over the past 10 calendar years.
(end sidebar)


[ICON OMITTED]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS


                                [GRAPH OMITTED]

                            1994            -5.55%
                            1995            17.37%
                            1996             3.61%
                            1997             8.73%
                            1998             6.11%
                            1999            -2.71%
                            2000            11.44%
                            2001             4.31%
                            2002             9.21%
                            2003             5.67%


The bar chart reflects the performance of Class D shares. All shares held prior to the Fund adopting its Multi-Class Structure on July 28, 1997 were designated Class D Shares. Prior to that date, shares were subject to a front-end sales charge, which is not reflected in the bar chart. The performance of the other Classes will differ because the Classes have different ongoing fees.


During the periods shown in the bar chart, the highest return for a calendar quarter was 6.89% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -5.50% (quarter ended March 31, 1994).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)


(sidebar)
AVERAGE ANNUAL
TOTAL RETURNS

This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).
(end sidebar)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                PAST 1      PAST 5     PAST 10      LIFE OF
                                                                                 YEAR       YEARS       YEARS        FUND
------------------------------------------------------------------------------------------------------------------------------------
  Class A(1): Return Before Taxes                                                1.05%       4.38%       4.95%          --
------------------------------------------------------------------------------------------------------------------------------------
              Return After Taxes on Distributions(2)                             1.03%       4.29%       4.82%          --
------------------------------------------------------------------------------------------------------------------------------------
              Return After Taxes on Distributions and Sale of Fund Shares        2.25%       4.39%       4.88%          --
------------------------------------------------------------------------------------------------------------------------------------
              Lehman Brothers Municipal Bond Index(3)                            5.31%       5.83%       6.03%          --
------------------------------------------------------------------------------------------------------------------------------------
              Lipper General Municipal Debt Funds Index4                         5.34%       4.90%       5.30%          --
------------------------------------------------------------------------------------------------------------------------------------
  Class B(5): Return Before Taxes                                                0.12%       4.51%         --         5.18%
------------------------------------------------------------------------------------------------------------------------------------
              Lehman Brothers Municipal Bond Index(3)                            5.31%       5.83%         --         6.02%(7)
------------------------------------------------------------------------------------------------------------------------------------
              Lipper General Municipal Debt Funds Index4                         5.34%       4.90%         --         5.23%
------------------------------------------------------------------------------------------------------------------------------------
  Class C(5): Return Before Taxes                                                4.02%       4.73%         --         5.04%
------------------------------------------------------------------------------------------------------------------------------------
              Lehman Brothers Municipal Bond Index(3)                            5.31%       5.83%         --         6.02%(7)
------------------------------------------------------------------------------------------------------------------------------------
              Lipper General Municipal Debt Funds Index4                         5.34%       4.90%         --         5.23%
------------------------------------------------------------------------------------------------------------------------------------
  Class D(6): Return Before Taxes                                                5.67%       5.47%       5.63%          --
------------------------------------------------------------------------------------------------------------------------------------
              Return After Taxes on Distributions(2)                             5.65%       5.38%       5.49%          --
------------------------------------------------------------------------------------------------------------------------------------
              Return After Taxes on Distributions and Sale of Fund Shares        5.40%       5.37%       5.51%          --
------------------------------------------------------------------------------------------------------------------------------------
              Lehman Brothers Municipal Bond Index(3)                            5.31%       5.83%       6.03%          --
------------------------------------------------------------------------------------------------------------------------------------
              Lipper General Municipal Debt Funds Index(4)                       5.34%       4.90%       5.30%          --
------------------------------------------------------------------------------------------------------------------------------------



(1) Prior to July 28, 1997 the Fund offered only one class of shares. Because the distribution arrangement for Class A most closely resembled the distribution arrangement applicable prior to the implementation of multiple classes (i.e., Class A is sold with a front-end sales charge), historical performance information has been restated to reflect the actual maximum sales charge applicable to Class A (i.e., 4.25%) as compared to the 4.00% sales charge in effect prior to July 28, 1997. In addition, Class A shares are now subject to an ongoing 12b-1 fee which is reflected in the restated performance for that class.
(2) These returns do not reflect any tax consequences from a sale of your shares at the end of each period but they do reflect any applicable sales charges on such a sale.
(3) The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds rated at least Baa or BBB by Moody's Investor Service, Inc. or Standard & Poor's Corporation, respectively, and with maturities of 2 years or greater. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(4) The Lipper General Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper General Municipal Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.
(5)   Classes B and C commenced operations on July 28, 1997.
(6) Because all shares of the Fund held prior to July 28, 1997 were designated Class D shares, the Fund's historical performance has been restated to reflect the absence of any sales charge.
(7)   For the period July 31, 1997 through December 31, 2003.

Included in the table above are the after-tax returns for the Fund's Class A and Class D shares. The after-tax returns for the Fund's other Classes will vary from the Class A and Class D shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.


--------------------------------------------------------------------------------
FEES AND EXPENSES

[ICON OMITTED]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


SHAREHOLDER FEES

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)

--------------------------------------------------------------------------------------------------------------------
                                                                   CLASS A       CLASS B       CLASS C     CLASS D
--------------------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price)                                    4.25%(1)       None          None        None
--------------------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at
  redemption)                                                       None(2)      5.00%(3)      1.00%(4)     None
--------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES


(sidebar)
ANNUAL FUND
OPERATING EXPENSES

These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended December 31, 2003.
(end sidebar)



--------------------------------------------------------------------------------
                                          CLASS A    CLASS B   CLASS C   CLASS D
--------------------------------------------------------------------------------
  Management fee                           0.41%      0.41%     0.41%     0.41%
--------------------------------------------------------------------------------
  Distribution and service (12b-1) fees    0.21%      0.60%     0.70%      None
--------------------------------------------------------------------------------
  Other expenses                           0.08%      0.08%     0.08%     0.08%
--------------------------------------------------------------------------------
  Total annual Fund operating expenses     0.70%      1.09%     1.19%     0.49%
--------------------------------------------------------------------------------


(1)   Reduced for purchases of $25,000 and over.
(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.
(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)   Only applicable if you sell your shares within one year after purchase.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell (redeem) your shares at the end of each period.


----------------------------------------------------------------------------------------------------------
                         IF YOU SOLD YOUR SHARES:                       IF YOU HELD YOUR SHARES:
----------------------------------------------------------------------------------------------------------
                 1 YEAR     3 YEARS     5 YEARS    10 YEARS    1 YEAR     3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------------------------------------------------
   Class A      $  493      $  639      $  798    $  1,259     $  493      $  639      $  798    $  1,259
----------------------------------------------------------------------------------------------------------
   Class B      $  611      $  647      $  801    $  1,329     $  111      $  347      $  601    $  1,329
----------------------------------------------------------------------------------------------------------
   Class C      $  221      $  378      $  654    $  1,443     $  121      $  378      $  654    $  1,443
----------------------------------------------------------------------------------------------------------
   Class D      $   50      $  157      $  274    $    616     $   50      $  157      $  274    $    616
----------------------------------------------------------------------------------------------------------


While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

--------------------------------------------------------------------------------
ADDITIONAL INVESTMENT STRATEGY INFORMATION

[ICON OMITTED]

This section provides additional information relating to the Fund's principal investment strategies.


DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in taxable securities, or in tax-exempt securities subject to the federal alternative minimum tax for individual shareholders when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the Fund's ability to provide tax-exempt income. When the Fund takes a defensive position, it may not achieve its investment objective.


The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. Unless otherwise indicated, the Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION

[ICON OMITTED]

This section provides additional information relating to the principal risks of investing in the Fund.


BOND INSURANCE RISK. Many of the municipal obligations the Fund invests in will be covered by insurance at the time of issuance or at a later date. Such insurance guarantees that interest payments on a bond will be made on time and that principal will be repaid when the bond matures. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded.


--------------------------------------------------------------------------------
FUND MANAGEMENT


(sidebar)
MORGAN STANLEY
INVESTMENT ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and had approximately $110 billion in assets under management or administration as of February 29, 2004.
(end sidebar)


[ICON OMITTED]

The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Manager's address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund is managed by the Municipal Fixed-Income team. Current members of the team include James F. Willison, a Managing Director of the Investment Manager, Joseph R. Arcieri, an Executive Director of the Investment Manager, and Robert
W. Wimmel, a Vice President of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 2003, the Fund accrued total compensation to the Investment Manager amounting to 0.41% of the Fund's average daily net assets.

Shareholder Information

--------------------------------------------------------------------------------
PRICING FUND SHARES

[ICON OMITTED]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The Fund's portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund's Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities.


An exception to the Fund's general pricing policy concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.




(sidebar)
CONTACTING A
FINANCIAL ADVISOR

If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
(end sidebar)



--------------------------------------------------------------------------------
HOW TO BUY SHARES

[ICON OMITTED]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor. Your Financial Advisor or other authorized financial representative will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.


When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum and additional investment amounts in certain cases. If you purchase Fund shares through a Financial Advisor, you begin earning dividends on the fourth business day following placement of your purchase order. If you purchase Fund shares through the Fund's transfer agent, you begin earning dividends on the next business day following placement of your order. We reserve the right to reject any order for the purchase of Fund shares.

MINIMUM INVESTMENT AMOUNTS


(sidebar)
EasyInvest (Registered Trademark)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)


-----------------------------------------------------------------------------------------------------------
                                                                                      MINIMUM INVESTMENT
-----------------------------------------------------------------------------------------------------------
 INVESTMENT OPTIONS                                                                 INITIAL      ADDITIONAL
-----------------------------------------------------------------------------------------------------------
  Regular Accounts                                                                $  1,000      $    100
-----------------------------------------------------------------------------------------------------------
  EasyInvest (Registered Trademark)
  (Automatically from your checking or savings account or Money Market Fund)      $    100*     $    100*
-----------------------------------------------------------------------------------------------------------


*     Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) certain investment programs approved by the Fund's distributor that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts; or (5) the reinvestment option offered to holders of certain unit investment trusts.


INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Tax-Exempt Securities Trust.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES


[ICON OMITTED]

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.


MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

--------------------------------------------------------------------------------
HOW TO SELL SHARES

[ICON OMITTED]

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS            PROCEDURES
-------------------------------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.

                   Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
-------------------------------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:

                   o your account number;

                   o the name of the Fund;

                   o the dollar amount or the number of shares you wish to sell;

                   o the Class of shares you wish to sell; and

                   o the signature of each owner as it appears on the account.

                   If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley
                   Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                   Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
-------------------------------------------------------------------------------------------------------------------
Systematic         If your investment in all of the Morgan Stanley Family of Funds has a total market value of at
Withdrawal Plan    least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                   Amounts withdrawn are subject to any applicable CDSC.  A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                   Arrangements" section of this Prospectus.

OPTIONS            PROCEDURES
-------------------------------------------------------------------------------------------------------------------
Systematic         To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor
Withdrawal Plan    or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please
(continued)        remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
-------------------------------------------------------------------------------------------------------------------

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended, under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.


INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest (Registered Trademark) , if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

--------------------------------------------------------------------------------
DISTRIBUTIONS

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

[ICON OMITTED]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."


The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are declared on each day the New York Stock Exchange is open for business, and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

--------------------------------------------------------------------------------
TAX CONSEQUENCES

[ICON OMITTED]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

You need to be aware of the possible tax consequences when:

o The Fund makes distributions; and

o You sell Fund shares, including an exchange to another Morgan Stanley Fund.


TAXES ON DISTRIBUTIONS. Your income dividend distributions are normally exempt from federal income taxes -- to the extent they are derived from municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.


Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.


If you borrow money to purchase shares of the Fund, the interest on the borrowed money is generally not deductible for income tax purposes.

If the Fund makes any capital gain distributions, those distributions will normally be subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund shares. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.


The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides full information on your dividends and capital gains for tax purposes.


TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.


--------------------------------------------------------------------------------
SHARE CLASS ARRANGEMENTS

[ICON OMITTED]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:


----------------------------------------------------------------------------------------------------------
  CLASS     SALES CHARGE                                                          MAXIMUM ANNUAL 12B-1 FEE
----------------------------------------------------------------------------------------------------------
   A        Maximum 4.25% initial sales charge reduced for purchases of
            $25,000 or more; shares sold without an initial sales charge are
            generally subject to a 1.0% CDSC during the first year                          0.25%
----------------------------------------------------------------------------------------------------------
   B        Maximum 5.0% CDSC during the first year decreasing to 0% after
            six years                                                                       0.60%
----------------------------------------------------------------------------------------------------------
   C        1.0% CDSC during the first year                                                 0.70%
----------------------------------------------------------------------------------------------------------
   D        None                                                                             None
----------------------------------------------------------------------------------------------------------


CLASS A SHARES
Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.


The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:


(sidebar)
FRONT-END SALES
CHARGE OR FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)


--------------------------------------------------------------------------------------
                                                   FRONT-END SALES CHARGE
                                       -----------------------------------------------
                                            PERCENTAGE OF      APPROXIMATE PERCENTAGE
 AMOUNT OF SINGLE TRANSACTION          PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED
--------------------------------------------------------------------------------------
  Less than $25,000                            4.25%                     4.44%
--------------------------------------------------------------------------------------
  $25,000 but less than $50,000                4.00%                     4.17%
--------------------------------------------------------------------------------------
  $50,000 but less than $100,000               3.50%                     3.63%
--------------------------------------------------------------------------------------
  $100,000 but less than $250,000              2.75%                     2.83%
--------------------------------------------------------------------------------------
  $250,000 but less than $500,000              2.25%                     2.30%
--------------------------------------------------------------------------------------
  $500,000 but less than $1 million            1.75%                     1.78%
--------------------------------------------------------------------------------------
  $1 million and over                          0.00%                     0.00%
--------------------------------------------------------------------------------------


The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).


o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o Tax-exempt organizations.

o Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the fund purchased in a single transaction, together with shares of other Morgan Stanley Funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

o A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.


o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Holders of the following UITs for which the Fund serves as an investment option for reinvesting UIT distributions: (i) Morgan Stanley Select Municipal Trust, and (ii) certain UITs held (in street name) by Morgan Stanley DW Inc. Class A shares of the Fund may in the future also be offered at net asset value without a sales charge or CDSC to holders of other UITs. Holders may elect to reinvest UIT distributions in Class A shares of the Fund, or may elect to reinvest only the interest portion or the principal portion of the distributions. At any time such holders may change the type of distributions that are reinvested in Class A shares of the Fund (e.g., from reinvesting interest distributions only to reinvesting all distributions) by notifying their broker or, in the case of holders of units of Morgan Stanley Select Municipal Trust, by notifying the UIT's Trustee in writing. If you are a holder and wish to participate in this reinvestment option, you should notify your broker. UIT distributions will be invested in Class A shares of the Fund no later than the next business day after the distribution is made.

o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that:
  (1) the client sold the shares not more than 60 days prior to the purchase of fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.


o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


CLASS B SHARES
Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED
SALES CHARGE OR CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)

--------------------------------------------------------------------------------
 YEAR SINCE PURCHASE PAYMENT MADE        CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
--------------------------------------------------------------------------------
  First                                                   5.0%
--------------------------------------------------------------------------------
  Second                                                  4.0%
--------------------------------------------------------------------------------
  Third                                                   3.0%
--------------------------------------------------------------------------------
  Fourth                                                  2.0%
--------------------------------------------------------------------------------
  Fifth                                                   2.0%
--------------------------------------------------------------------------------
  Sixth                                                   1.0%
--------------------------------------------------------------------------------
  Seventh and thereafter                                  None
--------------------------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold. A lower CDSC schedule applies in most cases to shares of the Fund acquired in connection with the reorganization of Dean Witter National Municipal Trust and the Fund on November 7, 1997.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:


o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 591/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call (800) 869-NEWS.


DISTRIBUTION FEE. Class B shares are also subject to an annual distribution (12b-1) fee of 0.60% of the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

CONVERSION FEATURE. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES

Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.



DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 0.70% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.


CLASS D SHARES
Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following investor categories:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two classes.


o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.


NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS
If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.


PLAN OF DISTRIBUTION (RULE 12b-1 FEES)
The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee). The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout the period presented. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

CLASS A SHARES



-------------------------------------------------------------------------------------------------------------------------------
                                                 FOR THE YEAR    FOR THE YEAR   FOR THE YEAR    FOR THE YEAR   FOR THE YEAR
                                                    ENDED           ENDED          ENDED           ENDED          ENDED
                                                 DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                     2003            2002           2001            2000           1999
-------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period               $   11.88       $ 11.50        $ 11.71          $ 11.08        $ 12.02
                                                   ---------       --------       --------         -------        --------
Income (loss) from investment operations:
  Net investment income                                0.54           0.56           0.59             0.58           0.58
  Net realized and unrealized gain (loss)              0.10           0.46          (0.12)            0.63          (0.91)
                                                   ---------       --------       --------         -------        --------
Total income (loss) from investment operations         0.64           1.02           0.47             1.21          (0.33)
                                                   ---------       --------       --------         -------        --------
Less dividends and distributions from:
  Net investment income                               (0.54)         (0.56)         (0.58)           (0.58)         (0.58)
  Net realized gain                                   (0.01)         (0.08)         (0.10)             --           (0.03)
                                                   ---------       --------       --------         ---------      --------
Total dividends and distributions                     (0.55)         (0.64)         (0.68)           (0.58)         (0.61)
                                                   ---------       --------       --------         -------        --------
Net asset value, end of period                    $   11.97        $ 11.88        $ 11.50          $ 11.71        $ 11.08
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                          5.53%          9.03%          4.05%           11.21%         (2.82)%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(2):
Expenses (before expense offset)                       0.70%          0.67%          0.66%(1)         0.72%          0.64%(1)
Net investment income                                  4.58%          4.74%          4.97%            5.14%          4.98%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $ 119,199       $120,659        $26,984          $21,685        $17,198
Portfolio turnover rate                                  15%            13%            17%              17%            13%
-------------------------------------------------------------------------------------------------------------------------------


+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Does not reflect the effect of expense offset of 0.01%.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS B SHARES



-------------------------------------------------------------------------------------------------------------------------------
                                                 FOR THE YEAR   FOR THE YEAR    FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
                                                    ENDED          ENDED           ENDED          ENDED           ENDED
                                                 DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                                     2003           2002            2001           2000            1999
-------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period              $   11.93        $ 11.56         $ 11.76         $ 11.13         $ 12.07
                                                  ---------       --------        --------        --------        --------
Income (loss) from investment operations:
  Net investment income                                0.50           0.51            0.54            0.54            0.53
  Net realized and unrealized gain (loss)              0.09           0.45           (0.11)           0.63           (0.91)
                                                  ---------       --------        --------        --------        --------
Total income (loss) from investment operations         0.59           0.96            0.43            1.17           (0.38)
                                                  ---------       --------        --------        --------        --------
Less dividends and distributions from:
  Net investment income                               (0.49)         (0.51)          (0.53)          (0.54)          (0.53)
  Net realized gain                                   (0.01)         (0.08)          (0.10)            --            (0.03)
                                                  ---------       --------        --------        --------        --------
Total dividends and distributions                     (0.50)         (0.59)          (0.63)          (0.54)          (0.56)
                                                  ---------       --------        --------        --------        --------
Net asset value, end of period                    $   12.02        $ 11.93         $ 11.56         $ 11.76         $ 11.13
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                          5.12%          8.44%           3.68%          10.75%          (3.25)%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(2):
Expenses (before expense offset)                       1.09%          1.09%           1.09%(1)        1.11%           1.11%(1)
Net investment income                                  4.19%          4.32%           4.54%           4.75%           4.51%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $ 231,146       $235,358        $200,293        $156,972        $139,786
Portfolio turnover rate                                  15%            13%             17%             17%             13%
-------------------------------------------------------------------------------------------------------------------------------


+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Does not reflect the effect of expense offset of 0.01%.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS C SHARES



-----------------------------------------------------------------------------------------------------------------------------
                                                FOR THE YEAR    FOR THE YEAR   FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                                   ENDED           ENDED          ENDED           ENDED            ENDED
                                                DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                    2003            2002           2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period             $   11.90        $ 11.53        $ 11.73          $ 11.10        $ 12.04
                                                 ---------        -------        --------         -------        --------
Income (loss) from investment operations:
  Net investment income                               0.49           0.50           0.52             0.52           0.51
  Net realized and unrealized gain (loss)             0.09           0.44          (0.10)            0.63          (0.91)
                                                 ---------        -------        --------         -------        --------
Total income (loss) from investment operations        0.58           0.94           0.42             1.15          (0.40)
                                                 ---------        -------        --------         -------        --------
Less dividends and distributions from:
  Net investment income                              (0.48)         (0.49)         (0.52)           (0.52)         (0.51)
  Net realized gain                                  (0.01)         (0.08)         (0.10)             --           (0.03)
                                                 ---------        -------        --------         ---------      --------
Total dividends and distributions                    (0.49)         (0.57)         (0.62)           (0.52)         (0.54)
                                                 ---------        -------        --------         -------        --------
Net asset value, end of period                   $   11.99        $ 11.90        $ 11.53          $ 11.73        $ 11.10
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         5.02%          8.34%          3.58%           10.66%         (3.37)%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(2):
Expenses (before expense offset)                      1.19%          1.19%          1.19%(1)         1.21%          1.21%(1)
Net investment income                                 4.09%          4.22%          4.44%            4.65%          4.41%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $ 41,661        $29,648        $16,270          $11,578        $10,025
Portfolio turnover rate                                 15%            13%            17%              17%            13%
-----------------------------------------------------------------------------------------------------------------------------



+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Does not reflect the effect of expense offset of 0.01%.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS D SHARES



------------------------------------------------------------------------------------------------------------------------------
                                                 FOR THE YEAR    FOR THE YEAR    FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
                                                    ENDED           ENDED           ENDED          ENDED           ENDED
                                                 DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                     2003            2002            2001           2000            1999
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period              $    11.88      $   11.50        $   11.70      $ 11.07         $ 12.01
                                                  ----------      ----------       ---------      --------        --------
Income (loss) from investment operations:
  Net investment income                                 0.57           0.58             0.61         0.60            0.59
  Net realized and unrealized gain (loss)               0.08           0.46            (0.11)        0.63           (0.91)
                                                  ----------      ----------       ---------      --------        --------
Total income (loss) from investment operations          0.65           1.04             0.50         1.23           (0.32)
                                                  ----------      ----------       ---------      --------        --------
Less dividends and distributions from:
  Net investment income                                (0.56)         (0.58)           (0.60)       (0.60)          (0.59)
  Net realized gain                                    (0.01)         (0.08)           (0.10)         --            (0.03)
                                                  ----------      ----------       ---------      --------        --------
Total dividends and distributions                      (0.57)         (0.66)           (0.70)       (0.60)          (0.62)
                                                  ----------      ----------       ---------      --------        --------
Net asset value, end of period                    $    11.96      $   11.88        $   11.50      $ 11.70         $ 11.07
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                           5.67%          9.21%            4.31%       11.44%          (2.71)%
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(2):
Expenses (before expense offset)                        0.49%          0.49%            0.49%(1)     0.51%           0.51%(1)
Net investment income                                   4.79%          4.92%            5.14%        5.35%           5.11%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $1,067,805     $1,152,783       $1,189,492     $852,950        $853,216
Portfolio turnover rate                                   15%            13%              17%          17%             13%
------------------------------------------------------------------------------------------------------------------------------



+ Calculated based on the net asset value as of the last business day of the period.
(1)  Does not reflect the effect of expense offset of 0.01%.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

Notes

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                                                                              27

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28

Morgan Stanley Funds


---------------------------------------     --------------------------------------        ------------------------------------------
GLOBAL/INTERNATIONAL FUNDS                  GROWTH + INCOME FUNDS                         SPECIALTY FUNDS

European Growth Fund                        Allocator Fund                                Biotechnology Fund
Fund of Funds - International Portfolio     Balanced Growth Fund                          Financial Services Trust
Global Advantage Fund                       Balanced Income Fund                          Global Utilities Fund
Global Dividend Growth Securities           Convertible Securities Trust                  Health Sciences Trust
International Fund                          Dividend Growth Securities                    Information Fund
International SmallCap Fund                 Fund of Funds - Domestic Portfolio            Natural Resource Development
International Value Equity Fund             Fundamental Value Fund                          Securities
Japan Fund                                  Income Builder Fund                           Real Estate Fund
Latin American Growth Fund                  Mid-Cap Value Fund                            Utilities Fund
Pacific Growth Fund                         S&P 500 Index Fund
                                            Strategist Fund
                                            Total Market Index Fund                       ------------------------------------------
---------------------------------------     Total Return Trust                            TAX-FREE INCOME FUNDS
GROWTH FUNDS                                Value Fund
                                            Value-Added Market Series - Equity            California Tax-Free Daily Income Trust(MM)
Aggressive Equity Fund                        Portfolio                                   California Tax-Free Income Fund
American Opportunities Fund                                                               Hawaii Municipal Trust(FSC)
Capital Opportunities Trust                                                               Limited Term Municipal Trust(NL)
Developing Growth Securities Trust          --------------------------------------        Multi-State Municipal Series Trust(FSC)
Growth Fund                                 INCOME FUNDS                                  New York Municipal Money Market Trust(MM)
KLD Social Index Fund                                                                     New York Tax-Free Income Fund
Nasdaq-100 Index Fund                       Federal Securities Trust                      Tax-Exempt Securities Trust
Small-Mid Special Value Fund                Flexible Income Trust                         Tax-Free Daily Income Trust(MM)
Special Growth Fund                         High Yield Securities
Special Value Fund                          Limited Duration Fund(NL)
                                            Limited Duration U.S. Treasury Trust
                                            Liquid Asset Fund(MM)
                                            Quality Income Trust
                                            U.S. Government Money Market Trust(MM)
                                            U.S. Government Securities Trust

There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.


Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are:
NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's
investments is available in the Fund's
Annual and Semi-Annual Reports to                         [MORGAN STANLEY FUNDS]
Shareholders. In the Fund's Annual
Report, you will find a discussion of
the market conditions and investment
strategies that significantly affected
the Fund's performance MORGAN STANLEY
FUNDS during its last fiscal year. The
Fund's Statement of Additional
Information also provides additional
information about the Fund. The
Statement of Additional Information is
incorporated herein by reference
(legally is part of this Prospectus).
For a free copy of any of these
documents, to request other information
about the Fund, or to make shareholder
inquiries, please call: (800) 869-NEWS


You also may obtain information about
the Fund by calling your Morgan Stanley
Financial Advisor or by visiting our                              MORGAN STANLEY
Internet site at:                                                     TAX-EXEMPT
WWW.MORGANSTANLEY.COM/FUNDS                                     SECURITIES TRUST

                                                                     37950 03/04


Information about the Fund (including
the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's
Public Reference Room in Washington, DC.
Information about the Reference Room's
operations may be obtained by calling
the SEC at (202) 942-8090. Reports and
other information about the Fund are
available on the EDGAR Database on the
SEC's Internet site (www.sec.gov), and
copies of this information may be
obtained, after paying a duplicating
fee, by electronic request at the
following E-mail address:
publicinfo@sec.gov, or by writing the
Public Reference Section of the SEC,
Washington, DC 20549-0102.

TICKER SYMBOLS:
------------------ -----------------
CLASS A:     TAXAX CLASS B:    TAXBX                       [MORGAN STANLEY LOGO]
------------------ -----------------
CLASS C:     TAXCX CLASS D:    TAXDX
------------------ -----------------


(THE FUND'S INVESTMENT COMPANY ACT FILE
NO. IS 811-2979)

Investments and services offered through                        CLF# 37950PRO-00
Morgan Stanley DW Inc., member SIPC.
Morgan Stanley Distributors Inc., member
NASD.

(Copyright) 2004 Morgan Stanley
                                                                      Prospectus
[MORGAN STANLEY LOGO]                                             March 18, 2004

STATEMENT OF ADDITIONAL INFORMATION                  MORGAN STANLEY
                                                     TAX-EXEMPT SECURITIES TRUST
March 18, 2004


================================================================================

     This Statement of Additional Information is not a Prospectus. The Prospectus (dated March 18, 2004) for the Morgan Stanley Tax-Exempt Securities Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.



Morgan Stanley
Tax-Exempt Securities Trust
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------



I.    Fund History                                                            4

II.   Description of the Fund and Its Investments and Risks ................. 4

      A. Classification ..................................................... 4

      B. Investment Strategies and Risks .................................... 4

      C. Fund Policies/Investment Restrictions .............................. 9

III.  Management of the Fund ................................................10

      A. Board of Trustees ..................................................10

      B. Management Information .............................................11

      C. Compensation .......................................................17

IV.   Control Persons and Principal Holders of Securities ...................20

V.    Investment Management and Other Services ..............................20

      A. Investment Manager .................................................20

      B. Principal Underwriter ..............................................20

      C. Services Provided by the Investment Manager ........................21

      D. Dealer Reallowances ................................................22

      E. Rule 12b-1 Plan ....................................................22

      F. Other Service Providers ............................................26

      G. Codes of Ethics ....................................................26

VI.   Brokerage Allocation and Other Practices ..............................26

      A. Brokerage Transactions .............................................26

      B. Commissions ........................................................27

      C. Brokerage Selection ................................................27

      D. Directed Brokerage .................................................28

      E. Regular Broker-Dealers .............................................28

VII.  Capital Stock and Other Securities ....................................28

VIII. Purchase, Redemption and Pricing of Shares ............................29

      A. Purchase/Redemption of Shares ......................................29

      B. Offering Price .....................................................30

IX.   Taxation of the Fund and Shareholders .................................31

X.    Underwriters ..........................................................33

XI.   Performance Data ......................................................33

XII.  Financial Statements ..................................................35

Appendix A Morgan Stanley Investment Management Proxy Voting Policy and
              Procedures ...................................................A-1

Appendix B Ratings of Investments ..........................................B-1

                       GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" - The Bank of New York is the Custodian of the Fund's assets.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley Tax-Exempt Securities Trust, a registered open-end investment company.


     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.


     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.


     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.


     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------
     The Fund was incorporated in the State of Maryland on December 31, 1979 under the name InterCapital Tax-Exempt Securities Inc. On March 17, 1983, the Fund's shareholders approved a change in the Fund's name, effective March 21, 1983, to Dean Witter Tax-Exempt Securities Inc. On April 30, 1987, the Fund reorganized as a Massachusetts business trust, with the name Dean Witter Tax-Exempt Securities Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Tax-Exempt Securities Trust. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Tax-Exempt Securities Trust.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------
A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

     TAXABLE SECURITIES. The Fund may invest up to 20% of its total assets, or more than 20% of its total assets when assuming a temporary defensive position, in taxable money market instruments or in tax-exempt securities subject to the federal alternative minimum tax for individual shareholders. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment of proceeds of the sale of the Fund's shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions.


     The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the U.S. Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P") (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.


     VARIABLE RATE AND FLOATING RATE OBLIGATIONS. The Fund may invest in Municipal Bonds and Municipal Notes ("Municipal Obligations") of the type called variable rate. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issue to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may invest in financial futures contracts ("futures contracts") and related options thereon. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until on or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

     Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is usually effected by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument at the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

     Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the contract is lost. Since the value of the option is fixed as the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract, as discussed below for futures contracts. The value of the option change is reflected in the net asset value of the particular Fund holding the options.

     The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

     Currently, futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 61|M/2 and 10 years, Certificates of the Government National Mortgage Association, Bank Certificates of Deposit and on a municipal bond index. The Fund may invest in interest rate futures contracts covering these types of financial instruments as well as in new types of contracts that become available in the future.

     Financial futures contracts are traded in an auction environment on the floors of several Exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each Exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the Exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin. A risk in employing futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and a short time period. The correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations.

     Another risk is that the Fund's Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and the interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Put and call options on financial futures have characteristics similar to Exchange traded options.


     In addition to the risks associated in investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop.

     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Commodity Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Manager has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's Prospectus or Statement of Additional Information. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.


     MUNICIPAL BOND INDEX FUTURES. The Fund may utilize municipal bond index futures contracts for hedging purposes. The strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by a purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

     OPTIONS. The Fund may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of the Fund's portfolio. The Fund will only buy options listed on national securities exchanges. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets.

     Presently there are no options on tax-exempt securities traded on national securities exchanges. The Fund will not invest in options on debt securities in the coming year or until such time as they become available on national securities exchanges.

     A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

     The Fund will only write covered call or covered put options listed on national exchanges. The Fund may not write covered options in an amount exceeding 20% of the value of the total assets of the Fund. A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written, where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same fund as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction on behalf of the Fund can be effected when the Fund so desires.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the purchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. If a put option written by the Fund is exercised, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the sale price of the underlying security plus the premiums received from the sale of the option. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commission upon the exercise of call options and upon covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees which are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the

Investment Manager subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds form any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its net assets.


     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its net assets.


     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.


     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.


     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

C. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund.


     In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

    1. Seek to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

    2. Invest, under normal circumstances, at least 80% of its assets in securities that pay interest normally exempt from federal income taxes.

     The Fund may not:


    1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

    2. Purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than obligations issued, or guaranteed as to principal and interest by, the U.S. Government, its agencies or instrumentalities).

    3. Invest more than 25% of the value of its total assets in taxable securities of issuers in any one industry (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged). This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to cash equivalents.

    4. Invest more than 5% of the value of its total assets in taxable securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligations of the U.S. Government, its agencies or instrumentalities.


    5.  Invest in common stock.

    6. Write, purchase or sell puts, calls, or combinations thereof, except for options on futures contracts or options on debt securities.

    7. Invest in securities of any issuer, if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1|M/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1|M/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

    8. Purchase or sell real estate or interests therein, although it may purchase securities secured by real estate or interests therein.

    9. Purchase or sell commodities except that the Fund may purchase financial futures contracts and related options.

   10. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

   11. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowing. However, for the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.

   12. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts; (d) borrowing money; or (e) lending portfolio securities.

   13. Make loans of money or securities, except: (a) by the purchase of debt obligations and (b) by investment in repurchase agreements.

   14. Make short sales of securities.

   15. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

   16. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

   17. Invest for the purpose of exercising control or management of any other issuer.

   18. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

   19. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.


     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.


B. MANAGEMENT INFORMATION

     Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of the Fund elected Joseph J. Kearns and Fergus Reid to serve as Independent Trustees on the Board of the Fund, thereby consolidating the existing Board of the Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Management Inc.

     TRUSTEES AND OFFICERS. The Board of the Fund consists of ten Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc., and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc.).

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                                                          IN FUND
                            POSITION(S)   LENGTH OF                                       COMPLEX
    NAME, AGE AND ADDRESS   HELD WITH       TIME          PRINCIPAL OCCUPATION(S)        OVERSEEN      OTHER DIRECTORSHIPS HELD
    OF INDEPENDENT TRUSTEE  REGISTRANT     SERVED*         DURING PAST 5 YEARS**        BY TRUSTEE            BY TRUSTEE
--------------------------- -----------  ----------- ---------------------------------- ----------  --------------------------------
Michael Bozic (63)          Trustee      Since       Private Investor; Director or Trustee  208     Director of Weirton Steel
c/o Kramer Levin Naftalis &              April 1994  of the Retail Funds (since                     Corporation.
Frankel LLP                                          April 1994) and the Institutional
Counsel to the Independent                           Funds (since July 2003); formerly
Trustees                                             Vice Chairman of Kmart
919 Third Avenue                                     Corporation (December 1998-
New York, NY                                         October 2000), Chairman and
                                                     Chief Executive Officer of Levitz
                                                     Furniture Corporation (November
                                                     1995-November 1998) and President
                                                     and Chief Executive Officer of
                                                     Hills Department Stores (May
                                                     1991-July 1995); formerly
                                                     variously Chairman, Chief
                                                     Executive Officer, President and
                                                     Chief Operating Officer (1987-
                                                     1991) of the Sears Merchandise
                                                     Group of Sears, Roebuck & Co.

Edwin J. Garn (71)          Trustee      Since       Director or Trustee of the Retail      208     Director of Franklin Covey (time
c/o Summit Ventures LLC                  January     Funds (since January 1993) and                 management systems), BMW
1 Utah Center                            1993        the Institutional Funds (since                 Bank of North America, Inc.
201 S. Main Street                                   July 2003); member of the Utah                 (industrial loan corporation),
Salt Lake City, UT                                   Regional Advisory Board of                     United Space Alliance (joint
                                                     Pacific Corp.; formerly United                 venture between Lockheed
                                                     States Senator (R-Utah)                        Martin and the Boeing
                                                     (1974-1992) and Chairman,                      Company) and Nuskin Asia
                                                     Senate Banking Committee                       Pacific (multilevel marketing);
                                                     (1980-1986), Mayor of Salt                     member of the board of various
                                                     Lake City, Utah (1971-1974),                   civic and charitable
                                                     Astronaut, Space Shuttle                       organizations.
                                                     Discovery (April 12-19, 1985),
                                                     and Vice Chairman, Huntsman
                                                     Corporation (chemical company).

Wayne E. Hedien (70)        Trustee      Since       Retired; Director or Trustee of        208     Director of The PMI Group Inc.
c/o Kramer Levin Naftalis &              September   the Retail Funds (since                        (private mortgage insurance);
Frankel LLP                              1997        September 1997) and the                        Trustee and Vice Chairman of
Counsel to the                                       Institutional Funds (since July                The Field Museum of Natural
Independent Trustees                                 2003); formerly associated with                History; director of various
919 Third Avenue                                     the Allstate Companies                         other business and charitable
New York, NY                                         (1966-1994), most recently as                  organizations.
                                                     Chairman of The Allstate

                                                     Corporation (March 1993- December
                                                     1994) and Chairman and Chief
                                                     Executive Officer of its
                                                     wholly-owned subsidiary, Allstate
                                                     Insurance Company (July 1989-
                                                     December 1994).


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                                                                           IN FUND
                              POSITION(S) LENGTH OF                                        COMPLEX
    NAME, AGE AND ADDRESS     HELD WITH     TIME            PRINCIPAL OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS HELD
    OF INDEPENDENT TRUSTEE    REGISTRANT   SERVED*           DURING PAST 5 YEARS**        BY TRUSTEE           BY TRUSTEE
----------------------------- ----------- ---------  ----------------------------------- ------------ ------------------------------
Dr. Manuel H. Johnson (55)    Trustee     Since      Senior Partner, Johnson Smick           208      Director of NVR, Inc. (home
c/o Johnson Smick                         July 1991  International, Inc., a consulting                construction); Chairman and
International, Inc.                                  firm; Chairman of the Audit                      Trustee of the Financial
2099 Pennsylvania Avenue,                            Committee and Director or                        Accounting Foundation
N.W.                                                 Trustee of the Retail Funds (since               (oversight organization of the
Suite 950 Washington, D.C.                           July 1991) and the Institutional                 Financial Accounting
                                                     Funds (since July 2003);                         Standards Board); Director of
                                                     Co-Chairman and a founder of                     RBS Greenwich Capital
                                                     the Group of Seven Council                       Holdings (financial holding
                                                     (G7C), an international economic                 company).
                                                     commission; formerly Vice
                                                     Chairman of the Board of
                                                     Governors of the Federal Reserve
                                                     System and Assistant Secretary
                                                     of the U.S. Treasury.

Joseph J. Kearns (61)         Trustee     Since      President, Kearns & Associates          209      Director of Electro Rent
PMB754                                    July 2003  LLC (investment consulting);                     Corporation (equipment
23852 Pacific Coast Highway                          Deputy Chairman of the Audit                     leasing), The Ford Family
Malibu, CA                                           Committee and Director or                        Foundation, and the UCLA
                                                     Trustee of the Retail Funds (since               Foundation.
                                                     July 2003) and the Institutional
                                                     Funds (since August 1994);
                                                     previously Chairman of the Audit
                                                     Committee of the Institutional
                                                     Funds (October 2001-July 2003);
                                                     formerly CFO of the J. Paul Getty
                                                     Trust.

Michael E. Nugent (67)        Trustee     Since      General Partner of Triumph              208      Director of various business
c/o Triumph Capital, L.P.                 July 1991  Capital, L.P., a private investment              organizations.
445 Park Avenue                                      partnership; Chairman of the
New York, NY                                         Insurance Committee and
                                                     Director or Trustee of the Retail
                                                     Funds (since July 1991) and the
                                                     Institutional Funds (since July
                                                     2001); formerly Vice President,
                                                     Bankers Trust Company and BT
                                                     Capital Corporation (1984-1988).

Fergus Reid (71)              Trustee     Since      Chairman of Lumelite Plastics           209      Trustee and Director of
c/o Lumelite Plastics                     July 2003  Corporation; Chairman of the                     certain investment companies
Corporation                                          Governance Committee and                         in the JPMorgan Funds
85 Charles Colman Blvd.                              Director or Trustee of the Retail                complex managed by J.P.
Pawling, NY                                          Funds (since July 2003) and the                  Morgan Investment
                                                     Institutional Funds (since                       Management Inc.
                                                     June 1992).


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.



                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                           IN FUND
                                                                                           COMPLEX
                             POSITION(S) LENGTH OF                                       OVERSEEN BY
   NAME, AGE AND ADDRESS OF  HELD WITH     TIME         PRINCIPAL OCCUPATION(S) DURING   MANAGEMENT   OTHER DIRECTORSHIPS HELD BY
      MANAGEMENT TRUSTEE     REGISTRANT   SERVED*               PAST 5 YEARS**             TRUSTEE              TRUSTEE
---------------------------- ----------- ---------- ------------------------------------ ----------- -------------------------------
Charles A. Fiumefreddo (70)  Chairman    Since      Chairman and Director or Trustee        208      None
c/o Morgan Stanley Trust     of the      July 1991  of the Retail Funds (since
Harborside Financial Center, Board and              July 1991) and the Institutional
Plaza Two,                   Trustee                Funds (since July 2003); formerly
Jersey City, NJ                                     Chief Executive Officer of the
                                                    Retail Funds (until September 2002).

James F. Higgins (56)        Trustee     Since      Director or Trustee of the Retail       208      Director of AXA Financial, Inc.
c/o Morgan Stanley Trust                 June 2000  Funds (since June 2000) and the                  and The Equitable Life
Harborside Financial Center,                        Institutional Funds (since July                  Assurance Society of the
Plaza Two,                                          2003); Senior Advisor of Morgan                  United States (financial
Jersey City, NJ                                     Stanley (since August 2000);                     services).
                                                    Director of the Distributor and
                                                    Dean Witter Realty Inc.;
                                                    previously President and Chief
                                                    Operating Officer of the Private
                                                    Client Group of Morgan Stanley
                                                    (May 1999- August 2000), and
                                                    President and Chief Operating
                                                    Officer of Individual Securities
                                                    of Morgan Stanley (February
                                                    1997-May 1999).

Philip J. Purcell (60)       Trustee     Since      Chairman of the Board of                208      Director of American Airlines,
1585 Broadway                            April 1994 Directors and Chief Executive                    Inc. and its parent company,
New York, NY                                        Officer of Morgan Stanley and                    AMR Corporation.
                                                    Morgan Stanley DW Inc.; Director
                                                    or Trustee of the Retail Funds
                                                    (since April 1994) and the
                                                    Institutional Funds (since July
                                                    2003); Director of the
                                                    Distributor; Chairman of the
                                                    Board of Directors and Chief
                                                    Executive Officer of Novus
                                                    Credit Services Inc.; Director
                                                    and/or officer of various Morgan
                                                    Stanley subsidiaries.




----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                               POSITION(S)      LENGTH OF
   NAME, AGE AND ADDRESS OF     HELD WITH         TIME
       EXECUTIVE OFFICER       REGISTRANT        SERVED*                   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
---------------------------- --------------- --------------- -----------------------------------------------------------------------
Mitchell M. Merin (50)       President       Since May       President and Chief Operating Officer of Morgan Stanley Investment
1221 Avenue of the Americas                  1999            Management Inc.; President, Director and Chief Executive Officer of
New York, NY                                                 the Investment Manager and Morgan Stanley Services; Chairman and
                                                             Director of the Distributor; Chairman and Director of the Transfer
                                                             Agent; Director of various Morgan Stanley subsidiaries; President of the Institutional Funds (since July 2003) and President of the Retail
                                                             Funds (since May 1999); Trustee (since July 2003) and President (since
                                                             December 2002) of the Van Kampen Closed-End Funds; Trustee (since May
                                                             1999) and President (since October 2002) of the Van Kampen Open-End
                                                             Funds.

Barry Fink (49)              Vice President  Since           General Counsel (since May 2000) and Managing Director (since December
1221 Avenue of the Americas  and General     February 1997   2000) of Morgan Stanley Investment Management; Managing (since
New York, NY                 Counsel                         December 2000), Secretary (since February 1997) and Director (since
                                                             July 1998) of the Investment Manager and Morgan Stanley Services;
                                                             Assistant Secretary of Morgan Stanley DW; Vice President of the
                                                             Institutional Funds (since July 2003); Managing Director, Secretary and Director of the Distributor; previously Secretary of the Retail
                                                             Funds (February 1997-July 2003); previously Vice President and
                                                             Assistant General Counsel of the Investment Manager and Morgan Stanley
                                                             Services (February 1997-December 2001).

Ronald E. Robison (65)       Executive Vice  Since April     Chief Global Operations Officer and Managing Director of Morgan
1221 Avenue of the Americas  President and   2003            Stanley Investment Management Inc.; Managing Director of Morgan
New York, NY                 Principal                       Stanley & Co. Incorporated; Managing Director of Morgan Stanley;
                             Executive                       Managing Director, Chief Administrative Officer and Director of the
                             Officer                         Investment Manager and Morgan Stanley Services; Chief Executive
                                                             Officer and Director of the Transfer Agent; Managing Director and
                                                             Director of the Distributor; Executive Vice President and Principal
                                                             Executive Officer of the Institutional Funds (since July 2003) and the
                                                             Institutional Funds (since July 2003); previously President and
                                                             Director of the Institutional Funds (March 2001-July 2003).

Joseph J. McAlinden (61)     Vice President  Since July      Managing Director and Chief Investment Officer of the Investment
1221 Avenue of the Americas                  1995            Manager and Morgan Stanley Investment Management Inc.; Director of the
New York, NY                                                 Transfer Agent, Chief Investment Officer of the Van Kampen Funds; Vice
                                                             President of the Institutional Funds (since July 2003) and the Retail
                                                             Funds (since July 1995).

Stefanie V. Chang (37)       Vice President  Since July      Executive Director of Morgan Stanley & Co. Incorporated and Morgan
1221 Avenue of the Americas                  2003            Stanley Investment Management Inc. and Vice President of the
New York, NY                                                 Institutional Funds (since December 1997) and the Retail Funds (since
                                                             July 2003); formerly practiced law with the New York law firm of
                                                             Rogers & Wells (now Clifford Chance US LLP).

Francis J. Smith (37)        Treasurer and   Treasurer since Executive Director of the Investment Manager and Morgan Stanley
c/o Morgan Stanley Trust     Chief Financial July 2003 and   Services (since December 2001); previously Vice President of the
Harborside Financial Center, Officer         Chief Financial Retail Funds (September 2002-July 2003); previously Vice President of
Plaza Two,                                   Officer since   the Investment Manager and Morgan Stanley Services (August 2000-
Jersey City, NJ                              September 2002  November 2001) and Senior Manager at PricewaterhouseCoopers LLP
                                                             (January 1998-August 2000).

Thomas F. Caloia (58)        Vice President  Since July      Executive Director (since December 2002) and Assistant Treasurer of
c/o Morgan Stanley Trust                     2003            the Investment Manager, the Distributor and Morgan Stanley Services;
Harborside Financial Center,                                 previously Treasurer of the Retail Funds (April 1989-July 2003);
Plaza Two,                                                   formerly First Vice President of the Investment Manager, the
Jersey City, NJ                                              Distributor and Morgan Stanley Services.

Mary E. Mullin (37)          Secretary       Since July 2003 Executive Director of Morgan Stanley & Co. Incorporated and Morgan
1221 Avenue of the Americas                                  Stanley Investment Management Inc.; Secretary of the Institutional
New York, NY                                                 Funds (since June 1999) and the Retail Funds (since July 2003);
                                                             formerly practiced law with the New York law firms of McDermott, Will
                                                             & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.



----------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

     In addition, the following individuals who are officers of the Investment Manager or its affiliates serve as assistant secretaries of the Fund: A. Thomas Smith III, Sara Badler, Lou Anne D. McInnis, Carsten Otto, Marilyn K. Cranney, Joanne Doldo, Kathleen MacPeak, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2003 is shown below. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.



                                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                                IN ALL REGISTERED INVESTMENT COMPANIES
                                                                                   OVERSEEN BY TRUSTEE IN FAMILY OF
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND                INVESTMENT COMPANIES
     NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2003)                        (AS OF DECEMBER 31, 2003)
------------------------   -----------------------------------------------   --------------------------------------------
INDEPENDENT:
Michael Bozic                                   None                                        over $100,000
Edwin J. Garn                                   None                                        over $100,000
Wayne E. Hedien                                 None                                        over $100,000
Dr. Manuel H. Johnson                           None                                        over $100,000
Joseph J. Kearns                                None                                             None
Michael E. Nugent                               None                                        over $100,000
Fergus Reid                                     None                                             None
INTERESTED:
Charles A. Fiumefreddo                   $50,001 - $100,000                                 over $100,000
James F. Higgins                                None                                        over $100,000
Philip J. Purcell                          over $100,000                                    over $100,000



     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Funds' system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Audit Committee currently consists of Messrs. Bozic, Garn, Hedien, Johnson, Kearns, Nugent and Reid. Messrs. Kearns and Reid were appointed to the Audit Committee on July 31, 2003. During the Fund's fiscal year ended December 31, 2003, the Audit Committee held six meetings.

     The Boards have a Governance Committee to (i) monitor and make recommendations on corporate governance matters and Board/committee policies and procedures; and (ii) oversee the periodic evaluations of the Board and any committees. The Governance Committee consists of Messrs. Bozic, Reid and Garn. The Governance Committee was established on July 31, 2003 and no meetings were held during the Fund's most recent fiscal year end.

     Finally, the Boards have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended December 31, 2003, the Insurance Committee held two meetings. The Derivatives Committee was eliminated as of July 31, 2003.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

     Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     Prior to August 1, 2003, the Fund paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). With the exception of an Audit Committee Meeting, if a Board meeting and a meeting of the Independent Trustees and/or one or more Committee meetings took place on a single day, the Trustees were paid a single meeting fee by the Fund.

     Effective April 1, 2004, the Fund will begin an unfunded Deferred Compensation Plan (the "Plan") which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The Fund intends that the Deferred Compensation Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The rights of an eligible Trustee and the beneficiaries to the amounts held under the Deferred Compensation Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

     Prior to April 1, 2004, the Institutional Funds maintained a similar unfunded Deferred Compensation Plan (the "Prior Plan") which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The Plan amends and supersedes the Prior Plan and all amounts payable under the Prior Plan are now subject to the terms of the Plan (except for amounts due to be paid during the calendar year 2004 which will remain subject to the terms of the Prior Plan).

     The following table shows aggregate compensation paid to the Fund's Trustees from the Fund for the fiscal year ended December 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.

                                FUND COMPENSATION


NAME OF TRUSTEE                          AGGREGATE COMPENSATION FROM FUND
-------------------------------------   ---------------------------------
Michael Bozic(1)(3) .................                 $1,790
Charles A. Fiumefreddo*(2) ..........                  3,977
Edwin J. Garn(1)(3) .................                  1,790
Wayne E. Hedien(1)(2) ...............                  1,790
James F. Higgins* ...................                      0
Manuel H. Johnson(1) ................                  2,496
Joseph J. Kearns(1) .................                    957
Michael Nugent(1)(2) ................                  2,216
Phillip J. Purcell* .................                      0
Fergus Reid(1)(3) ...................                    957


----------
(*) Messrs. Fiumefreddo, Higgins and Purcell are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.

(1) Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2) Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.

(3) Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.

     The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended

December 31, 2003. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis. Messrs. Bozic, Fiumefreddo, Garn, Hedien, Johnson, Higgins and Purcell began serving as Trustees of the Institutional Funds on July 31, 2003, and served as Trustees of the Retail Funds during the calendar year ended December 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Retail Funds on July 31, 2003, and served as Trustees of the Institutional Funds during the calendar year ended December 31, 2003. Mr. Nugent served as Trustee of both the Institutional Funds and the Retail Funds during the calendar year ended December 31, 2003.


                       CASH COMPENSATION FROM FUND COMPLEX


                                  NUMBER OF PORTFOLIOS IN THE FUND    TOTAL COMPENSATION
                                   COMPLEX FROM WHICH THE TRUSTEE    FROM THE FUND COMPLEX
NAME OF TRUSTEE                         RECEIVED COMPENSATION         PAYABLE TO TRUSTEES
-------------------------------- ---------------------------------- ----------------------
Michael Bozic ..................                208                        $164,400
Charles A. Fiumefreddo .........                208                         360,000
Edwin J. Garn ..................                208                         164,400
Wayne E. Hedien ................                208                         164,300
James F. Higgins ...............                208                               0
Dr. Manuel H. Johnson ..........                208                         228,213
Joseph J. Kearns(1) ............                209                         161,168
Michael E. Nugent ..............                208                         272,691
Phillip J. Purcell .............                208                               0
Fergus Reid(1) .................                209                         143,757



----------
(1) Includes amounts deferred at the election of the Trustees under the Prior Plan. The total amounts of deferred compensation (including interest) payable or accrued by Messrs. Kearns and Reid are $430,361 and $600,512, respectively.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 2003 and by the 49 Retail Funds for the calendar year ended December 31, 2003, and the estimated retirement benefits for the Independent Trustees, from the Fund as of the fiscal year ended December 31, 2003 and from the 49 Retail Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.


                                        RETIREMENT BENEFITS                  ESTIMATED ANNUAL
                                      ACCRUED AS FUND EXPENSES          BENEFITS UPON RETIREMENT(1)
                                  --------------------------------   ---------------------------------
                                                       BY ALL                              FROM ALL
NAME OF INDEPENDENT TRUSTEE        BY THE FUND     ADOPTING FUNDS     FROM THE FUND     ADOPTING FUNDS
-------------------------------   -------------   ----------------   ---------------   ---------------
Michael Bozic .................        $404            $19,842            $  967           $47,838
Edwin J. Garn .................         687             35,306               961            47,877
Wayne E. Hedien ...............         790             38,649               823            40,839
Dr. Manuel H. Johnson .........         399             20,125             1,420            70,050
Michael E. Nugent .............         709             36,265             1,269            62,646


----------
(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     As of March 1, 2004, no person was known to own 5% or more of the outstanding shares of the Fund.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------
A. INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% of the portion of the daily net assets not exceeding $500 million; 0.425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.325% of the portion of the daily net assets exceeding $1.25 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended December 31, 2001, 2002 and 2003, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $6,046,569, $6,041,228 and $6,182,000, respectively.


     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager; the performance, fees and expenses of the Fund compared to other similar investment companies; the Investment Manager's expenses in providing the services; the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund; and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.


     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.


D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12B-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 0.60% and 0.70% of the average daily net assets of Class A, Class B and Class C, respectively.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended December 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).


                             2003                  2002                 2001
                     -------------------   -------------------   ------------------
Class A ..........   FSCs:(1) $306,700     FSCs:(1) $405,578     FSCs:(1) $208,197
                     CDSCs:   $ 74,023     CDSCs:   $    500     CDSCs:   $126,740
Class B ..........   CDSCs:   $361,466     CDSCs:   $366,966     CDSCs:   $290,876
Class C ..........   CDSCs:   $  9,369     CDSCs:   $ 12,424     CDSCs:   $ 26,712

----------
(1)   FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.15% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.


     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended December 31, 2003, of $1,414,621. This amount is equal to 0.60% of the average daily net assets of Class B for the fiscal year.

For the fiscal year ended December 31, 2003, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $260,330 and $260,385, respectively, which amounts are equal to 0.21% and 0.70% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.15% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold and an annual residual commission, currently a residual of up to 0.15% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 0.70% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.70%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended December 31, 2003 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $14,786,511 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 15.90% ($2,351,206)-advertising and promotional expenses; (ii) 0.72% ($105,879)-printing of prospectuses for distribution to other than current shareholders; and (iii) 83.38% ($12,329,426)-other expenses, including the gross sales credit and the carrying charge, of which 7.60% ($937,312) represents carrying charges, 30.01% ($3,699,784) represents commission credits to Morgan Stanley DW branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, 42.47% ($5,236,894) represents overhead and other branch office distribution-related expenses and 19.92% ($2,455,435) represents excess distribution expenses of the Massachusetts Series, Michigan Series, Minnesota Series and Ohio Series of Morgan Stanley Multi-State Municipal Series Trust, the net assets of which were combined with those of the Fund on July 21, 2000 pursuant to an Agreement and Plan of Reorganization. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended December 31, 2003 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.


     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $6,678,298 as of December 31, 2003 (the end of the Fund's fiscal year), which was equal to 2.90% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.70% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $37,942 in the case of Class C at December 31, 2003 (the end of the calendar year), which amount was equal to approximately 0.01% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


F. OTHER SERVICE PROVIDERS

  (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

  (2) CUSTODIAN AND INDEPENDENT AUDITORS

     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

  (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended December 31, 2001 and 2002, the Fund paid no brokerage commissions. For the fiscal year ended December 31, 2003, the Fund paid a total of $1,650 in brokerage commissions.


B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended December 31, 2001, 2002 and 2003, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended December 31, 2001, 2002 and 2003, the Fund did not effect any securities transactions through any affiliated brokers or dealers.


C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


     During the fiscal year ended December 31, 2003, the Fund did not pay any brokerage commissions to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


     During the fiscal year ended December 31, 2003, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. As of December 31, 2003, the Fund did not own any securities issued by any of such issuers.


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.


     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.



VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     In the case of Class B shares of the Fund issued in exchange for shares of Dean Witter National Municipal Trust ("National Municipal") in connection with the reorganization of National Municipal with the Fund on November 7, 1997 pursuant to an Agreement and Plan of Reorganization (the "Reorganization"), that were subject to the lower CDSC schedule of National Municipal (as described below), will continue to be subject to that lower CDSC schedule unless (i) such shares are subsequently exchanged for shares of a fund with a higher CDSC schedule or (ii) having been exchanged for shares of Morgan Stanley North American Government Income Trust, Morgan Stanley Global Short-Term Income Fund Inc. or Morgan Stanley Limited Duration U.S. Treasury Trust, Morgan Stanley Limited Term Municipal Trust, Morgan Stanley Limited Duration Fund, and the five Morgan Stanley Funds which are money market funds (the "Exchange Funds") are re-exchanged back into the Fund. Under such circumstances, the CDSC schedule applicable to shares of the fund with the higher CDSC schedule acquired in the exchange will apply to redemptions of such fund's shares or, in the case of shares of any of the Exchange Funds acquired in an exchange and then subsequently re-exchanged back into the Fund, the CDSC schedule set forth in the prospectus will apply to redemptions of any of such shares. The CDSC schedule applicable to National Municipal was as follows: Shares held for three years or more after purchase (calculated as described in the paragraph above) are not subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which depends on how long the shares have been held, as set forth in the following table:


                                                         CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE                          OF AMOUNT REDEEMED
----------------------------------                      ---------------------
First ................................................         3.0%
Second ...............................................         2.0%
Third ................................................         1.0%
Fourth and thereafter ................................         None


     Transfer Agent as Agent. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the

Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services - E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     Portfolio securities (other than short-term debt securities and futures and options) are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities for the Fund it uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities for the Fund are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, are more likely to approximate the fair value of such securities. The Investment Manager will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Fund and may, from time to time, recommend to the Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Trustees may determine to approve such recommendation or take other provisions for pricing of the portfolio securities for the Fund.

     Short-term taxable debt securities with remaining maturities of sixty days or less at time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a market to market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make three basic types of distributions: tax-exempt dividends, ordinary dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


     Investment Company Taxation. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in options and futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short term. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

     All or a portion of any gain from tax-exempt obligations purchased at a market discount may be treated as ordinary income rather than capital gain.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter end of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

     The Fund intends to invest a portion of its assets in certain "private activity bonds". As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.


     Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Under recently enacted legislation, ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form or ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on dividends would move to 35% in 2009 and 39.6% in 2011. Since the income of the Fund is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt dividends derived from assets located in the state in which they reside, but are usually subject to state and local taxes on distributions of tax-exempt dividends derived from assets located in other states. Shareholders should consult their tax advisers as to any other state and local taxes that apply to the dividends and distributions received from the Fund.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of any taxable interest income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the percentage of any distributions which constitute an item of tax preference for purposes of the alternative minimum tax.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from the Fund will have the effect of reducing the net asset value of the shareholder's stock in the Fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends may be subject to federal income taxes. If a shareholder of the Fund receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share may, to the extent of such exempt-interest dividends, be disallowed. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing shares of the Fund immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's shares is normally treated as a sale for tax purposes. Shares of the Fund held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.


     Exchanges of shares in the Fund for shares of another fund, includes shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.


     If a shareholder realizes a loss on the redemption or exchange of a shares in the Fund and reinvests in shares of the Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

     Other Considerations. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Treasury Regulation Section 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.


X. UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."



XI. PERFORMANCE DATA

--------------------------------------------------------------------------------

     Prior to July 28, 1997, the Fund offered only one Class of shares subject to a maximum sales charge of 4.0% and no 12b-1 fee. Because the distribution arrangement for Class A most closely resembles the distribution arrangement applicable prior to the implementation of multiple classes (i.e. Class A is sold with a front-end sales charge), historical performance information has been restated to reflect (i) the actual maximum sales charges applicable to Class A (i.e., 4.25%) and (ii) the ongoing 12b-1 fee applicable to Class A Shares. Furthermore, because all shares of the Fund held prior to July 28, 1997 have been designated Class D shares, the Fund's historical performance has also been restated to reflect the absence of any sales charge in the case of Class D shares.

     For the 30-day period ended December 31, 2003, the yield was 3.11%, 2.90%, 2.80% and 3.50% for Class A, Class B, Class C and Class D, respectively.

     The tax-equivalent yield for Class A, Class B, Class C and Class D shares, based upon a federal personal income tax bracket of 35% (the highest current individual marginal tax rate), for the 30-day period ended December 31, 2003 were 4.78%, 4.46%, 4.31% and 5.38% respectively, based upon the yield quoted above.

        AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                         PERIOD ENDED DECEMBER 31, 2003



                        INCEPTION
CLASS                     DATE          1 YEAR      5 YEARS     10 YEARS     LIFE OF FUND
------------------   --------------   ----------   ---------   ----------   -------------
Class A ..........   03/27/80 (1)         1.05%       4.38%        4.95%         8.14%
Class B ..........   07/28/97             0.12%       4.51%           -          5.18%
Class C ..........   07/28/97             4.02%       4.73%           -          5.04%
Class D ..........   03/27/80 (2)         5.67%       5.47%        5.63%         8.59%



          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED DECEMBER 31, 2003



                        INCEPTION
CLASS                     DATE          1 YEAR      5 YEARS     10 YEARS     LIFE OF FUND
------------------   --------------   ----------   ---------   ----------   -------------
Class A ..........   03/27/80 (1)         5.53%       5.29%        5.41%         8.33%
Class B ..........   07/28/97             5.12%       4.84%           -          5.18%
Class C ..........   07/28/97             5.02%       4.73%           -          5.04%
Class D ..........   03/27/80 (2)         5.67%       5.47%        5.63%         8.59%




         AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED DECEMBER 31, 2003


                         INCEPTION
CLASS                       DATE           1 YEAR       5 YEARS      10 YEARS     LIFE OF FUND
------------------   -----------------   ----------   -----------   ----------   -------------
Class A ..........    03/27/80(1)            5.53%        29.38%       69.37%        570.01%
Class B ..........    07/28/97               5.12%        26.65%           -          38.36%
Class C ..........    07/28/97               5.02%        26.01%           -          37.13%
Class D ..........    03/27/80 (2)           5.67%        30.51%       72.95%        607.94%



----------
(1) For purposes of restating the performance of Class A, the inception date set forth in this table is the inception date of the Fund. However, Class A did not actually commence operations until July 28, 1997.

(2) Because all shares of the Fund held prior to July 28, 1997 were designated Class D shares, the Fund's historical performance has been restated to reflect the absence of any sales charge.


 AVERAGE ANNUAL AFTER-TAX RETURNS (ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE)
                                    CLASS D
                         PERIOD ENDED DECEMBER 31, 2003


                                          INCEPTION
CALCULATION METHODOLOGY                     DATE        1 YEAR      5 YEARS     10 YEARS     LIFE OF FUND
--------------------------------------   ----------   ----------   ---------   ----------   -------------
After taxes on distributions .........   3/27/80          5.65%       5.38%        5.49%         8.46%
After taxes on distributions and
 redemptions .........................   3/27/80          5.40%       5.37%        5.51%         8.40%

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Experts. The financial statements of the Fund for the fiscal year ended December 31, 2003 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS [o] DECEMBER 31, 2003


 PRINCIPAL
 AMOUNT IN                                                                               COUPON     MATURITY
 THOUSANDS                                                                                RATE        DATE          VALUE
-----------                                                                          ------------- ---------- -----------------
            Tax-Exempt Municipal Bonds (96.4%)
            General Obligation (13.0%)
            North Slope Borough, Alaska,
 $ 15,000     Ser 1995 A (MBIA) ....................................................    0.00 %       06/30/06  $   14,272,350
    4,000     Ser 2000 B (MBIA) ....................................................    0.00         06/30/09       3,375,560
    9,500     Ser 1999 A (MBIA) ....................................................    0.00         06/30/10       7,637,335
   25,000     Ser 2000 B (MBIA) ....................................................    0.00         06/30/11      18,983,000
   20,000     Ser 2001 A (MBIA) ....................................................    0.00         06/30/12      14,374,000
    6,000     Ser 2003 A (MBIA) ....................................................    0.00         06/30/12       4,305,360
    5,000   California, Various Purpose dtd 04/01/02 ...............................    6.00         04/01/19       5,745,900
    2,000   Los Angeles Unified School District, California, 1997 Ser B (FGIC) .....    5.00         07/01/23       2,062,880
            Connecticut,
    4,000     College Savings 1989 Ser A ...........................................    0.00         07/01/08       3,551,560
    5,000     Refg 2002 Ser E Ser PA 1056 B RITES (FSA) ............................    9.308[+/+]   11/15/11       6,655,600
   15,000     Refg 2002 Ser E Ser PA 1056 A RITES (FSA) ............................    9.308[+/+]   11/15/13      19,689,600
    5,000   Florida Board of Education, Capital Outlay Refg 2002 Ser C (MBIA).......    5.00         06/01/20       5,314,300
            Chicago, Illinois,
    5,000     Refg Ser 1995 A-2 (Ambac) ............................................    6.25         01/01/14       6,083,350
    2,000     Refg 2001 A (MBIA) ...................................................    0.00 #       01/01/17       1,541,000
   10,300     Neighborhoods Alive 21 (FGIC) ........................................    5.375        01/01/26      10,820,253
            Chicago Board of Education, Illinois,
    1,000     Ser 2001 C (FSA) .....................................................    5.50         12/01/18       1,117,280
    3,000     Ser 2001 C (FSA) .....................................................    5.00         12/01/26       3,063,780
    3,000   Clark County, Nevada, Transportation Ser 1992 A (Ambac) ................    6.50         06/01/17       3,760,260
            New York City, New York,
    1,510     1990 Ser D ...........................................................    6.00         08/01/07       1,515,240
      915     1990 Ser D ...........................................................    6.00         08/01/08         918,211
    5,000   New York State, Refg Ser 1995 B ........................................    5.70         08/15/10       5,365,200
   10,000   North Carolina, Public School Building Ser 1999 ........................    4.60         04/01/17      10,504,400
      500   Delaware City School District, Ohio, Constr & Impr (FGIC) ..............    5.75         12/01/20         539,160
   10,000   South-Western City School District, Ohio, Ser 1999 (Ambac) .............    4.75         12/01/19      10,314,200
            Pennsylvania,
    5,000     RITES Ser PA - 1112 A (MBIA) .........................................    8.274[+/+]   01/01/18       5,769,200
    5,000     RITES Ser PA - 1112 B (MBIA) ..........................................   8.274[+/+]   01/01/19       5,706,700
            Shelby County, Tennessee,
    5,000     Refg 1995 Ser A ......................................................    5.625        04/01/11       5,302,750
    1,000     Refg 1995 Ser A ......................................................    5.625        04/01/12       1,060,170
    4,000     Refg 1995 Ser A ......................................................    5.625        04/01/14       4,240,680
    5,000   North East Texas Independent School District, Texas,
              Ser 1999 (PSF) .......................................................    6.50         10/01/14       5,916,800
 --------                                                                                                      --------------
  192,725                                                                                                         189,506,079
 --------                                                                                                      --------------

                        See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS [o] DECEMBER 31, 2003 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                                               COUPON    MATURITY
 THOUSANDS                                                                                RATE       DATE          VALUE
-----------                                                                            ---------- ---------- -----------------
            Educational Facilities Revenue (3.5%)
 $  4,000   California Public Works Board, University of California
              1993 Refg Ser A .....................................................    5.50%      06/01/21    $    4,090,840
    1,000   University of Idaho, Student Fee Ser H (FGIC) .........................    5.25       04/01/31         1,044,940
    3,500   llinois Educational Facilities Authority, Northwestern University .....    5.00       12/01/38         3,575,355
    7,000   Indiana University, Student Fee Ser K (MBIA) ..........................    5.875      08/01/20         7,560,140
    1,000   Purdue University, Indiana, Student Fee Ser Q .........................    5.75       07/01/15         1,141,340
    2,000   Maryland Health & Educational Facilities Authority, The Johns
              Hopkins University Refg Ser 1998 ....................................    5.125      07/01/20         2,158,340
      400   Massachusetts Industrial Finance Agency, College of the Holy Cross
              1996 Issue (MBIA) ...................................................    5.50       03/01/16           435,004
      500   Oakland University, Michigan, Ser 1995 (MBIA) .........................    5.75       05/15/26           532,570
    7,000   New Jersey Educational Facilities Authority, Princeton University
              Ser 1999 A ..........................................................    4.75       07/01/25         7,082,740
            New York State Dormitory Authority,
    5,000     City University Ser 2000 A (Ambac) ..................................    6.125      07/01/13         5,916,400
    2,000     State University 1990 Ser A .........................................    7.50       05/15/13         2,610,880
    5,000     State University 1993 Ser A .........................................    5.25       05/15/15         5,612,550
            Ohio State University,
    1,500     General Receipts Ser 2002 A .........................................    5.00       12/01/26         1,546,185
    2,500     General Receipts Ser 1999 A .........................................    5.80       12/01/29         2,823,025
    4,000     Delaware County Authority, Pennsylvania, Villanova University
                Ser 1995 (Ambac) ..................................................    5.70       08/01/15         4,320,400
 --------                                                                                                     --------------
   46,400                                                                                                         50,450,709
 --------                                                                                                     --------------
            Electric Revenue (14.7%)
            Salt River Project Agricultural Improvement & Power District, Arizona,
   25,000     Refg 1993 Ser C (Secondary MBIA) ....................................    5.50       01/01/10        28,622,750
    4,000     Refg 2002 Ser A .....................................................    5.25       01/01/13         4,540,560
    1,500     Refg 2002 Ser A .....................................................    5.25       01/01/19         1,640,910
    1,635   Sacramento Municipal Utility District, California, Refg 1994 Ser I
                (MBIA) ............................................................    5.75       01/01/15         1,673,324
    9,000   Southern California Public Power Authority, Mead-Adelanto 1994 A
              (Ambac) .............................................................    9.02[+/+]  07/01/15        11,184,570
   15,000   Colorado Springs, Colorado, Utilities Refg Ser 2002 (Ambac) ...........    5.375      11/15/20        16,438,950
    9,550   Municipal Electric Authority of Georgia, Ser Y (Secondary MBIA) .......    6.50       01/01/17        11,734,276
    5,000   Southern Minnesota Municipal Power Agency, Ser 2002 A (Ambac)..........    5.25       01/01/16         5,696,050
   15,000   Long Island Power Authority, New York, Ser 2000 A (FSA) ...............    0.00       06/01/17         8,616,450
            North Carolina Municipal Power Agency,
    5,000     Catawba Ser 1998 A (MBIA) ...........................................    5.50       01/01/15         5,755,950
    4,000     Catawba Ser 2003 A (MBIA) ...........................................    5.25       01/01/19         4,357,440

                        See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS [o] DECEMBER 31, 2003 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                                             COUPON    MATURITY
 THOUSANDS                                                                              RATE       DATE          VALUE
-----------                                                                          ---------- ---------- -----------------
            Puerto Rico Electric Power Authority,
 $ 15,000     Power Ser O ......................................................     0.00%      07/01/17    $    8,160,900
    5,000     Power Ser EE (MBIA) ..............................................     4.50       07/01/18         5,149,050
            South Carolina Public Service Authority,
   10,000     1996 Refg Ser A (MBIA) ...........................................     5.75       01/01/13        10,948,800
    5,000     2002 Refg Ser D (FSA) ............................................     5.00       01/01/21         5,264,650
   15,000     1995 Refg Ser A (Ambac) ..........................................     6.25       01/01/22        16,488,150
   10,000     2003 Refg Ser A (Ambac) ..........................................     5.00       01/01/27        10,308,900
   10,000   Memphis, Tennessee, Ser 2003 A (MBIA) ..............................     5.00       12/01/17        10,824,400
   10,500   San Antonio, Texas, Electric & Gas Refg Ser 1994 C .................     8.18[+/+]  02/01/06        11,821,320
   15,000   Intermountain Power Agency, Utah, Refg 1997 Ser B (MBIA) ...........     5.75       07/01/19        16,894,200
    3,000   Chelan County Public Utility District #1, Washington, Hydro
              Ser 1997 A (AMT) .................................................     5.60       07/01/32         3,118,620
    5,000   Grant County Public Utility District #2, Washington,
              Refg Ser 2001 H (FSA) ............................................     5.375      01/01/18         5,464,950
    7,330   Seattle Municipal Light & Power, Washington,
              Impr & Refg Ser 2001 (FSA) .......................................     5.50       03/01/18         8,141,871
    3,000   Washington Public Power Supply System, Proj #2 Refg Ser 1994 A
              (FGIC) ...........................................................     0.00       07/01/09         2,526,180
 --------                                                                                                   --------------
  208,515                                                                                                      215,373,221
 --------                                                                                                   --------------
            Hospital Revenue (6.2%)
    2,220   Birmingham-Carraway Special Care Facilities Financing Authority,
              Alabama, Carraway Methodist Health Ser 1995 A (Connie Lee) .......     5.875      08/15/15         2,390,918
    5,000   Illinois Health Facilities Authority, Loyola University Health
              Ser 2001 A .......................................................     6.00       07/01/21         5,190,800
   10,000   Missouri Health & Educational Facilities Authority,
              Barnes-Jewish/Christian Health Ser 1993 A ........................     5.25       05/15/14        11,056,700
    3,000   University of Missouri, Health Ser 1996 A (Ambac) ..................     5.50       11/01/16         3,297,720
            Henderson, Nevada,
   10,065     Catholic Health West 1998 Ser A ..................................     5.375      07/01/26         9,513,136
    2,000     Catholic Health West 1998 Ser A ..................................     5.125      07/01/28         1,820,940
            New Jersey Health Care Facilities Financing Authority,
    2,000     St Barnabas Health Refg Ser 1998 B (MBIA) ........................     5.25       07/01/18         2,178,200
    6,500     Robert Wood Johnson University Hospital Ser 2000 .................     5.75       07/01/25         6,962,995
   10,000   New York State Dormitory Authority, Memorial Sloan-Kettering
              Cancer Center 2003 Ser I .........................................     5.00       07/01/34        10,181,700
    6,000   New York State Medical Care Facilities Finance Agency,
              Presbyterian Hospital - FHA Insured Mtge Ser 1994 A ..............     5.25       08/15/14         6,149,820
      580   Akron, Bath & Copley Joint Township Hospital District, Ohio,
              Summa Health Ser 1992 A ..........................................     6.25       11/15/07           586,983
    3,000   Erie County Hospital Facility, Ohio, Firelands Regional Medical
              Center Ser 2002 ..................................................     5.625      08/15/32         3,044,310

                        See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS [o] DECEMBER 31, 2003 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                                            COUPON    MATURITY
 THOUSANDS                                                                             RATE       DATE          VALUE
-----------                                                                         ---------- ---------- -----------------
 $  5,000   Lorain County, Ohio, Catholic Health Ser 9 2001 A .....................   5.25%    10/01/33    $    5,031,800
    5,000   Lehigh County General Purpose Authority, Pennsylvania, St Luke's
              Hospital of Bethlehem Ser A 2003 ....................................   5.375    08/15/33         4,883,800
    2,350   Pennsylvania Higher Educational Facilities Authority, University of
              Pennsylvania Ser A 1996 .............................................   5.75     01/01/22         2,416,411
            South Carolina Jobs - Economic Development Authority,
    5,000     Bon Secours Health Ser 2002 A .......................................   5.625    11/15/30         5,094,000
    4,500     Palmetto Health Alliance Refg Ser 2003 C ............................   6.875    08/01/27         4,906,845
    5,000   North Central Texas Health Facilities Development Corporation,
              University Medical Center Inc Ser 1997 (FSA) ........................   5.45     04/01/15         5,302,250
 --------                                                                                                  --------------
   87,215                                                                                                      90,009,328
 --------                                                                                                  --------------
            Industrial Development/Pollution Control Revenue (4.5%)
    1,500   Hawaii Department of Budget & Finance, Hawaii Electric Co
              Ser 1995 A (AMT) (MBIA) .............................................   6.60     01/01/25         1,582,995
    5,000   Wamego, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA) ..............   7.00     06/01/31         5,223,000
    8,500   Massachusetts Industrial Finance Agency, Eastern Edison Co
              Refg Ser 1993 .......................................................   5.875    08/01/08         8,692,355
            Michigan Strategic Fund,
   10,000     Detroit Edison Co Ser 1999 B (AMT) ..................................   5.65     09/01/29        10,309,400
    1,000     Ford Motor Co Refg Ser 1991 A .......................................   7.10     02/01/06         1,075,990
      300   Bass Brook, Minnesota, Minnesota Power & Light Co
              Refg Ser 1992 .......................................................   6.00     07/01/22           304,020
            New Jersey Economic Development Authority,
    6,000     Continental Airlines Inc Ser 1999 (AMT) .............................   6.625    09/15/12         5,593,560
    4,000     Continental Airlines Inc Ser 1999 (AMT) .............................   6.25     09/15/19         3,470,560
    2,500   Ohio Water Development Authority, Dayton Power & Light Co
              Collateralized Refg 1992 Ser A ......................................   6.40     08/15/27         2,556,500
    5,000   Brazos River Authority, Texas, TXU Electric Co Ser 1999 C (AMT) .......   7.70     03/01/32         5,609,800
   10,000   Sabine River Authority, Texas, TXU Electric Co Refg Ser 2001 B
              (AMT) (Mandatory Tender 11/01/11) ...................................   5.75     05/01/30        10,553,300
   10,000   Weston, Wisconsin, Wisconsin Public Service Co Refg Ser 1993 A.........   6.90     02/01/13        10,342,400
 --------                                                                                                  --------------
   63,800                                                                                                      65,313,880
 --------                                                                                                  --------------
            Mortgage Revenue - Multi-Family (1.0%)
    1,320   Massachusetts Housing Finance Agency, Rental 1994 Ser A (AMT)
              (Ambac) .............................................................   6.60     07/01/14         1,357,184
    5,000   New Jersey Housing Agency, 1995 Ser A (Ambac) .........................   6.00     11/01/14         5,206,800
            New York City Housing Developement Corporation, New York,
    3,812     Ruppert Project - FHA Ins Sec 223F ..................................   6.50     11/15/18         4,007,018
    3,657     Stevenson Commons Project - FHA Ins Sec 223F ........................   6.50     05/15/18         3,845,006
 --------                                                                                                  --------------
   13,789                                                                                                      14,416,008
 --------                                                                                                  --------------

                        See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS [o] DECEMBER 31, 2003 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                                       COUPON    MATURITY
 THOUSANDS                                                                        RATE       DATE          VALUE
-----------                                                                   ----------- ---------- -----------------
            Mortgage Revenue - Single Family (2.8%)
            Alaska Housing Finance Corporation,
 $  2,000     Governmental 1995 Ser A (MBIA) ................................   5.875%    12/01/24    $    2,075,100
   15,000     1997 Ser A (MBIA) .............................................   6.00      06/01/27        15,749,850
    2,440   California Housing Finance Agency, Home 1983 Ser B ..............   0.00      08/01/15           936,008
            Colorado Housing & Finance Authority,
      400     1997 Ser B-2 (AMT) ............................................   7.00      05/01/26           403,880
      725     1998 Ser A-2 (AMT) ............................................   6.60      05/01/28           750,215
      570     1997 Ser C-2 (AMT) ............................................   6.875     11/01/28           586,701
    5,205   Hawaii Housing Finance & Development Corporation,
              Purchase 1997 Ser A (AMT) .....................................   5.75      07/01/30         5,388,164
       50   Idaho Housing Agency, Ser 1988 D-2 (AMT) ........................   8.25      01/01/20            52,056
            Chicago, Illinois,
      290     GNMA-Backed Ser 1997 A (AMT) ..................................   7.25      09/01/28           291,624
      325     GNMA-Backed Ser 1997 B (AMT) ..................................   6.95      09/01/28           334,558
       85   Olathe, Kansas, GNMA Collateralized Ser 1989 A (AMT) (MBIA) .....   8.00      11/01/20            85,068
       80   Massachusetts Housing Finance Agency, Housing Ser 21 (AMT) ......   7.125     06/01/25            80,412
      155   Minnesota Housing Finance Agency, Ser 1992 H (AMT) ..............   6.50      01/01/26           156,716
            Missouri Housing Development Commission,
      830     Homeownership 1996 Ser C (AMT) ................................   7.45      09/01/27           856,460
      430     Homeownership 1997 Ser A-2 ( AMT) .............................   7.30      03/01/28           441,030
    1,335     Homeownership 1997 Ser C-1 ....................................   6.55      09/01/28         1,401,016
      185     Homeownership 1998 Ser B-2 (AMT) ..............................   6.40      03/01/29           189,866
      710     Homeownership Ser 2000 B-1 (AMT) ..............................   7.45      09/01/31           740,438
    1,895   New Hampshire Housing Finance Authority, Mortgage Acquisition
              2000 Ser B (AMT) ..............................................   6.70      07/01/29         2,002,579
    7,915   Ohio Housing Finance Agency, Residential 1996 Ser B-2 (AMT) .....   6.10      09/01/28         8,305,130
      625   Oregon Housing & Community Service Department, Ser 2000 F
              (AMT) .........................................................   6.25      07/01/28           660,100
       60   Utah Housing Finance Agency, Fed Ins/Gtd Loans 1994 Issue E
              (AMT) .........................................................   6.50      07/01/26            60,041
 --------                                                                                             --------------
   41,310                                                                                                 41,547,012
 --------                                                                                             --------------
            Nursing & Health Related Facilities Revenue (0.4%)
      470   Marion, Iowa Health Care Facilities, AHF/Kentucky-Iowa Inc
              Ser 2003 ......................................................   6.50 ##   01/01/29           470,000
      940   Kentucky Economic Development Finance Authority, Kentucky,
              AHF/Kentucky-Iowa Inc Ser 2003 ................................   6.50 ##   01/01/29           940,000
    1,995   New York State Dormitory Authority, Mental Health Ser 1999 C
              (MBIA) ........................................................   4.75      08/15/22         2,030,491
    1,710   Chester County Industrial Development Authority, Pennsylvania,
              RHA/PA Nursing Home Inc Ser 1989 ..............................   8.50      05/01/32         1,702,578

                        See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS [o] DECEMBER 31, 2003 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                                              COUPON      MATURITY
 THOUSANDS                                                                               RATE         DATE          VALUE
-----------                                                                         -------------- ---------- -----------------
            Kirbyville Health Facilities Development Authority, Texas, ............
  $   623     Heartway III Corp Ser 1998 B (a) ....................................      6.00 %    03/20/04    $          623
    3,556     Heartway III Corp Ser 1998 A (a) ....................................     10.00      03/20/18           891,851
  -------                                                                                                      --------------
    9,294                                                                                                           6,035,543
  -------                                                                                                      --------------
            Public Facilities Revenue (2.3%)
    9,000   Arizona School Facilities Board, School Improvement Ser 2001 ..........      5.50      07/01/18        10,086,390
    2,000   North City West School Facilities Authority, California, Community
              Dist #1 Special Tax Ser 1995 B (FSA) ................................      6.00      09/01/19         2,240,860
    1,000   Jacksonville, Florida, Sales Tax Ser 2001 (Ambac) .....................      5.50      10/01/17         1,126,070
    3,495   Illinois, Civic Center Dedicated Tax Ser 1991 (Ambac) .................      6.25      12/15/20         4,285,534
    4,000   Michigan, 525 Redevco Inc COPs (Ambac) ................................      5.50      06/01/27         4,330,840
            Ohio Building Authority,
    5,000     1985 Ser C ..........................................................      9.75      10/01/05         5,503,550
    5,000     2001 Ser A (FSA) ....................................................      5.50      10/01/18         5,593,100
  -------                                                                                                      --------------
   29,495                                                                                                          33,166,344
  -------                                                                                                      --------------
            Recreational Facilities Revenue (2.2%)
            Metropolitan Football Stadium District, Colorado,
    4,000     Sales Tax Ser 1999A (MBIA) ..........................................      0.00      01/01/10         3,273,240
    3,650     Sales Tax Ser 1999A (MBIA) ..........................................      0.00      01/01/11         2,829,663
    2,000     Sales Tax Ser 1999A (MBIA) ..........................................      0.00      01/01/12         1,469,520
    9,000   Mashantucket Western Pequot Tribe, Connecticut,
              1997 Ser B (b) ......................................................      5.75      09/01/27         9,237,330
   20,000   Metropolitan Pier & Exposition Authority, Illinois, Refg Ser 2002 B
              (MBIA) ..............................................................      0.00###   06/15/22        10,746,400
    5,000   Hamilton County, Ohio, Sales Tax Ser 2000 (Ambac) .....................      5.25      12/01/32         5,259,100
  -------                                                                                                      --------------
   43,650                                                                                                          32,815,253
  -------                                                                                                      --------------
            Resource Recovery Revenue (0.7%)
    5,000   Northeast Maryland Waste Disposal Authority, Montgomery County
              Ser 2003 (AMT) (Ambac) ..............................................      5.50      04/01/16         5,540,150
    4,000   Harrisburg Authority, Pennsylvania, Ser D 2003 (FSA)
              (Mandatory Tender 12/01/13) .........................................      5.00      12/01/33         4,383,000
  -------                                                                                                      --------------
    9,000                                                                                                           9,923,150
  -------                                                                                                      --------------
            Retirement & Life Care Facilities Revenue (0.4%)
            Riverside County Public Financing Authority, California,
    2,000     Air Force Village West Inc COPs .....................................      5.75      05/15/19         2,058,500
    3,900     Air Force Village West Inc COPs .....................................      5.80      05/15/29         3,943,719
  -------                                                                                                      --------------
    5,900                                                                                                           6,002,219
  -------                                                                                                      --------------

                        See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS [o] DECEMBER 31, 2003 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                                              COUPON    MATURITY
 THOUSANDS                                                                               RATE       DATE          VALUE
-----------                                                                           ---------- ---------- -----------------
            Tax Allocation Revenue (0.3%)
 $  5,000   Rosemead Redevelopment Agency, California, Project # 1
 ========     Ser 1993 A ............................................................ 5.60%      10/01/33    $    5,046,850
                                                                                                             --------------
            Transportation Facilities Revenue (18.6%)
    3,000   Phoenix, Arizona, Street & Highway Jr Lien Refg Ser 2002 (FGIC) ......... 5.00       07/01/11         3,382,050
    5,000   California Infrastructure & Economic Development Bank, Bay Area
              Toll Bridges Seismic Retrofit First Lien Ser 2003 A (Ambac) ........... 5.00       07/01/36         5,127,350
    5,000   San Francisco Bay Area Rapid Transit District, California, Sales Tax
              Ser 1998 (Ambac) ...................................................... 4.75       07/01/23         5,054,300
    2,500   Colorado Department of Transportation, Refg Ser 2002 B (MBIA) ........... 5.50       06/15/16         2,919,925
            E-470 Public Highway Authority, Colorado,
   15,000     Ser 1997 B (MBIA) ..................................................... 0.00       09/01/14         9,591,000
    5,000     Ser 1997 B (MBIA) ..................................................... 0.00       09/01/16         2,841,300
   10,000   Metropolitan Washington Airport Authority, District of Columbia &
              Virginia, Ser 2001 A (AMT) (MBIA) \^\^ ................................ 5.50       10/01/27        10,593,500
    8,500   Jacksonville, Florida, Transportation Ser 2001 (MBIA) ................... 5.00       10/01/26         8,738,510
            Mid-Bay Bridge Authority, Florida,
    8,355     Sr Lien Crossover Refg Ser 1993 A (Ambac) ............................. 5.85       10/01/13         9,721,210
    3,000     Ser 1997 A (Ambac) .................................................... 0.00       10/01/21         1,219,740
    5,000   Atlanta, Georgia, Airport Ser 2000 (FGIC) ............................... 5.875      01/01/17         5,704,500
    3,460   Hawaii, Airport 2000 Ser B (AMT) (FGIC) ................................. 6.625      07/01/17         4,093,664
    8,000   Chicago, Illinois, O'Hare Int'l Airport 3rd Lien Ser 2003 B-2 (FSA) ..... 5.75       01/01/24         8,727,520
    6,000   Regional Transportation Authority, Illinois, Refg Ser 1999 (FSA) ........ 5.75       06/01/21         7,070,820
    2,000   Kansas Department of Transportation, Highway Refg Ser 1998 .............. 5.50       09/01/14         2,346,600
            Kentucky Turnpike Authority,
    9,000     Economic Development Road Refg Ser 1995 (Ambac) ....................... 6.50       07/01/08        10,554,570
    3,500     Resource Recovery Road 1987 Ser A BIGS ................................ 8.50       07/01/06         4,070,290
   30,000     Resource Recovery Road 1987 Ser A ..................................... 5.00       07/01/08        30,114,300
    8,295   Massachusetts Turnpike Authority, Western 1997 Ser A (MBIA) ............. 5.55       01/01/17         8,446,798
    4,140   Missouri Highways & Transportation Commission, Ser A 2001 ............... 5.125      02/01/19         4,452,032
    5,000   Nevada Department of Business & Industry, Las Vegas Monorail
              1st Tier Ser 2000 (Ambac) ............................................. 5.375      01/01/40         5,299,800
            New Jersey Turnpike Authority,
   10,000     Ser 2003 A (FGIC) ..................................................... 5.00       01/01/27        10,340,100
    5,000     Ser 2003 A (Ambac) .................................................... 5.00       01/01/30         5,166,150
    6,595   Albuquerque, New Mexico, Airport Refg Ser 1997 (AMT) (Ambac) ............ 6.375      07/01/15         7,500,296
            Metropolitan Transportation Authority, New York,
    1,460     Service Contract Ser 2002 A (MBIA) .................................... 5.50       01/01/20         1,618,162
    5,000     Service Contract Ser 2002 B (MBIA) .................................... 5.50       07/01/24         5,432,700
   10,000     Transportation Refg Ser 2002 A (Ambac) ................................ 5.50       11/15/18        11,273,700

                        See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS [o] DECEMBER 31, 2003 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                                         COUPON    MATURITY
 THOUSANDS                                                                          RATE       DATE          VALUE
-----------                                                                      ---------- ---------- ----------------
            Puerto Rico Highway & Transportation Authority,
 $ 10,000     Refg Ser X ....................................................... 5.50%      07/01/15    $   11,317,700
    2,000     Ser 1998 A** ..................................................... 4.75       07/01/38         1,958,460
   10,000   South Carolina Transportation Infrastructure Bank, Ser 1999 A
              (Ambac) .......................................................... 5.50       10/01/16        11,262,400
   11,000   Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA) .......... 6.125      11/15/25        11,969,210
    7,500   Dallas Area Rapid Transit, Texas, Senior Lien Ser 2001 (Ambac) ..... 5.00       12/01/31         7,664,400
            Dallas Fort Worth International Airport, Texas,
    4,000     Refg Ser 1995 (FGIC) ............................................. 5.625      11/01/15         4,257,600
   10,000     Ser A (AMT) (FSA) ................................................ 5.25       11/01/24        10,400,500
    5,000   Houston, Texas, Airport Sub Lien Ser 2000 A (AMT) (FSA) ............ 5.875      07/01/17         5,593,800
   15,000   Texas Turnpike Authority, Texas, Ser 2002 A (Ambac) ................ 5.00       08/15/42        15,299,250
 --------                                                                                               --------------
  262,305                                                                                                  271,124,207
 --------                                                                                               --------------
            Water & Sewer Revenue (11.0%)
    2,000   San Francisco Public Utilities Commission, California, Water
              1996 Ser A ....................................................... 5.00       11/01/21         2,052,060
    4,800   Lee County, Florida, Water & Sewer 1999 Ser A (Ambac) .............. 4.75       10/01/23         4,879,056
    5,000   Augusta, Georgia, Water & Sewer Ser 2000 (FSA) ..................... 5.25       10/01/26         5,251,750
   10,000   Fulton County, Georgia, Water & Sewerage Ser 1998 (FGIC) ........... 4.75       01/01/28        10,041,600
    8,000   Indiana Bond Bank, Revolving Fund Ser 2001A ........................ 5.375      02/01/19         8,883,200
    8,000   Indianapolis, Local Public Improvement Bond Bank, Indiana, Water
              Works Ser 2002 A (MBIA) .......................................... 5.125      07/01/27         8,283,600
    2,700   Kansas Development Finance Authority, Public Water Supply
              Ser 2000-2 (Ambac) ............................................... 5.75       04/01/17         3,085,263
   10,000   Louisville & Jefferson County Metropolitan Sewer District,
              Kentucky, Ser 1998 A (FGIC) ...................................... 4.75       05/15/28        10,028,900
    6,000   Boston Water & Sewer Commission, Massachusetts 1998 Ser D
              (FGIC) ........................................................... 4.75       11/01/22         6,102,060
    4,925   Detroit, Michigan, Water Supply Sr Lien Ser 2001 A (FGIC) .......... 5.25       07/01/33         5,146,773
    5,000   Truckee Meadows Water Authority, Nevada, Ser 2001 A (FSA) .......... 5.125      07/01/30         5,135,900
    9,000   Passaic Valley Sewerage Commissioners, New Jersey, Ser F (FGIC)      5.00       12/01/19         9,665,640
    5,000   Cleveland, Ohio, Waterworks Impr & Refg 1998 Ser I (FSA) ........... 5.00       01/01/23         5,190,850
    5,000   Charleston, South Carolina, Refg Cap Impr Ser 1998 (FGIC) .......... 4.50       01/01/24         4,957,650
    5,000   Spartanburg, South Carolina, Jr Lien Water Ser 1998 (FGIC) ......... 5.25       06/01/28         5,308,050
            Metropolitan Government of Nashville & Davidson County, Tennessee,
    2,000     Refg 1986 ........................................................ 5.50       01/01/16         2,006,240
    5,000     Refg Ser 1998 A (FGIC) ........................................... 4.75       01/01/22         5,092,750
    7,100   Austin, Texas, Water & Wastewater Refg Ser 2001 A (FSA) ............ 5.75       05/15/17         8,090,237
    5,000   Houston, Texas, Water & Sewer Jr Lien Refg Ser 2000 B (FGIC) ....... 5.25       12/01/30         5,235,400
            San Antonio, Texas,
    1,000     Water & Refg Ser 2002 (FSA) ...................................... 5.50       05/15/19         1,109,160
   16,000     Water & Refg Ser 2002 (FSA) ...................................... 5.00       05/15/28        16,384,960

                        See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS [o] DECEMBER 31, 2003 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                                           COUPON     MATURITY
 THOUSANDS                                                                            RATE        DATE           VALUE
-----------                                                                       ----------- ------------ ----------------
 $  5,000   Tarrant Regional Water District, Texas, Water Ser 2002 (FSA) ........ 5.375%       03/01/16     $    5,618,900
    1,300   Wichita Falls, Texas, Water & Sewer 2001 (Ambac) .................... 5.375        08/01/24          1,380,496
   10,000   Richmond, Virginia, Refg Ser 2002 (FSA) ............................. 5.00         01/15/33         10,235,700
            Seattle, Washington,
    5,000     Water Ser PA 1143 A RITES (MBIA) .................................. 8.228[+/+]   09/01/20          5,593,000
    5,000     Water Ser PA 1143 B RITES (MBIA) .................................. 8.228[+/+]   09/01/23          5,407,750
 --------                                                                                                   --------------
  152,825                                                                                                      160,166,945
 --------                                                                                                   --------------
            Other Revenue (1.5%)
            New York City Transitional Finance Authority, New York,
    7,000     Refg 2003 Ser D (MBIA) ............................................ 5.25         02/01/21          7,596,820
    8,000     Refg 2003 Ser A ................................................... 5.50         11/01/26          9,109,360
    5,000   New York Local Government Assistance Corporation, Ser 1993 C......... 5.50         04/01/17          5,745,750
 --------                                                                                                   --------------
   20,000                                                                                                       22,451,930
 --------                                                                                                   --------------
            Refunded (13.3%)
    4,435   Jefferson County, Alabama, Sewer Ser 1997 (FGIC) .................... 5.75         02/01/07+         4,974,961
    9,000   Los Angeles Convention & Exhibition Center Authority, California,
              Ser 1985 COPs ..................................................... 9.00         12/01/05+        10,291,680
    5,000   Denver, Colorado, Civic Center Ser 2000 B COPs (Ambac) .............. 5.50         12/01/10+         5,861,250
    2,000   Lee County, Florida, Transportation Ser 1995 (MBIA) ................. 5.75         10/01/05+         2,190,520
    2,500   Mid-Bay Bridge Authority, Florida, Ser 1991 A (ETM) ................. 6.875        10/01/22          3,291,850
    1,200   Northern Palm Beach County Improvement District, Florida,
              Water Control & Impr #9A Ser 1996 A (ETM) ......................... 6.80         08/01/06          1,303,020
    8,000   Hawaii, 1999 Ser CT (FSA) ........................................... 5.875        09/01/09+         9,446,080
    5,000   Hawaii Department of Budget & Finance, Queen's Health
              1996 Ser A ........................................................ 6.00         07/01/06+         5,616,600
            Massachusetts,
   10,000     2000 Ser C (original maturity 10/01/14) ........................... 5.75         10/01/10+        11,691,900
   10,000     2000 Ser C (original maturity 10/01/19) ........................... 5.75         10/01/10+        11,691,900
    2,500   Massachusetts, Health & Educational Facilities Authority, Malden
              Hospital - FHA Ins Mtge Ser A ..................................... 5.00         08/01/10+         2,760,950
            New Jersey Highway Authority,
    7,000     Senior Parkway 1999 Ser ........................................... 5.625        01/01/10+         8,155,000
   10,000     Senior Parkway 2001 Ser (FGIC) .................................... 5.25         01/01/12+        11,395,200
    6,000   New York Local Government Assistance Corporation, Ser 1995 A ........ 6.00         04/01/05+         6,479,460
            New York State Dormitory Authority,
    7,800     State University Ser 2000 B ....................................... 5.375        05/15/10+         9,042,696
   12,645     Suffolk County Judicial Ser 1986 (ETM) ............................ 7.375        07/01/16         16,033,228
            Charlotte, North Carolina,
    4,000     Water & Sewer Ser 2000 (original maturity 06/01/19) ............... 5.75         06/01/10+         4,719,960
    4,000     Water & Sewer Ser 2000 (original maturity 06/01/20) ............... 5.75         06/01/10+         4,719,960
    5,000     Water & Sewer Ser 2000 (original maturity 06/01/25) ............... 5.25         06/01/10+         5,754,050

                        See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS [o] DECEMBER 31, 2003 CONTINUED


  PRINCIPAL
  AMOUNT IN                                                                              COUPON      MATURITY
  THOUSANDS                                                                               RATE         DATE            VALUE
-------------                                                                          ---------- -------------- ----------------
 $   10,000   North Carolina, 1997 Ser A ............................................. 5.20%         03/01/07+    $   11,219,500
     12,000   Pennsylvania, First Ser 1995 (FGIC) .................................... 5.50          05/01/05+        12,857,760
      9,000   San Antonio, Texas, Electric & Gas Refg Ser 1994 C (ETM) ............... 4.70          02/01/06          9,579,060
      5,000   Salt Lake City, Utah, IHC Hospital Inc Ser 1983 (ETM) .................. 5.00          06/01/15          5,557,300
     18,000   King County, Washington, Ltd Tax 1995 (MBIA) ........................... 6.00          01/01/05+        19,229,940
 ----------                                                                                                       --------------
    170,080                                                                                                          193,863,825
 ----------                                                                                                       --------------
  1,361,303   Total Tax-Exempt Municipal Bonds (Cost $1,285,241,111)..........................................     1,407,212,503
 ----------                                                                                                       --------------
              Short-Term Tax-Exempt Municipal Obligations (2.1%)
     19,600   San Francisco Redevelopment Agency, California, George R
                Moscone Convention Ctr Ser 1988 GAINS ................................ 8.50          07/01/04+        20,664,280
      1,875   Connecticut Housing Finance Authority, 2000 Subser B-2
                (AMT) (Redeemed 02/02/04) ............................................ 5.85          05/15/31          1,962,094
      1,580   Idaho Health Facilities Authority, St Luke's Regional Medical Center
                Ser 2000 (FSA) (Demand 01/02/04) ..................................... 1.19*         07/01/30          1,580,000
      6,500   Missouri Health & Educational Facilities Authority, Cox Health
                Ser 1997 (MBIA) (Demand 01/02/04) .................................... 1.32*         06/01/15          6,500,000
 ----------                                                                                                       --------------
     29,555   Total Short-Term Tax-Exempt Municipal Obligations (Cost $29,555,000)............................        30,706,374
 ----------                                                                                                       --------------
 $1,390,858   Total Investments (Cost $1,314,796,111) (c) (d) .................................          98.5%     1,437,918,877
 ==========
              Other Assets in Excess of Liabilities ...........................................           1.5         21,891,726
                                                                                                        -----     --------------
              Net Assets ......................................................................         100.0%    $1,459,810,603
                                                                                                        =====     ==============


                        See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS [o] DECEMBER 31, 2003 CONTINUED

------------
   AMT    Alternative Minimum Tax.
   BIGS   Bond Income Growth Securities.
   COPs   Certificates of Participation.
   ETM    Escrowed to maturity.
  GAINS   Growth and Income Security.
   PSF    Texas Permanent School Fund Guarantee Program.
  RITES   Residual Interest Tax-Exempt Securities.
    +     Prerefunded to call date shown.
   ++     Joint exemption in locations shown.
    +     Current coupon rate for inverse floating rate municipal obligation.
    + Rate resets periodically as the auction rate on the related security changes. Positions in inverse floating rate municipal obligations have a total value of $71,827,740 which represents 4.9% of net assets.
    # Currently a zero coupon security; will convert to 5.38% on January 1, 2011.
   ## Currently a 6.50% coupon security; will convert to 8% on January 1, 2008.
   ### Currently a zero coupon security; will convert to 5.65% on June 15, 2017.
    *     Current coupon of variable rate demand obligation.
   ** A portion of this security has been physically segregated in connection with open futures contracts.
   (a)    Issuer in default; non-income producing security.
   (b)    Resale is restricted to qualified institutional investors.
   (c) Securities have been designated as collateral in an amount equal to $10,123,676 in connection with the open futures contracts.
   (d) The aggregate cost for federal income tax purposes is $1,314,482,455. The aggregate gross unrealized appreciation is $127,661,408 and the aggregate gross unrealized depreciation is $4,224,986, resulting in net unrealized appreciation of $123,436,422.

Bond Insurance:
--------------

  Ambac      Ambac Assurance Corporation.
Connie Lee   Connie Lee Insurance Company - A wholly owned subsidiary of Ambac
             Assurance Corporation.
  FGIC       Financial Guaranty Insurance Company.
   FSA       Financial Security Assurance Inc.
   MBIA      Municipal Bond Investors Assurance Corporation.

Futures Contracts Open at December 31, 2003:



                               DESCRIPTION,           UNDERLYING
 NUMBER OF                    DELIVERY MONTH         FACE AMOUNT      UNREALIZED
 CONTRACTS   LONG/SHORT          AND YEAR              AT VALUE      DEPRECIATION
----------- ------------ ------------------------ ----------------- -------------
    100         Short    U.S Treasury Note 5 Yr   $(11,162,500)     $(59,869)
                               March/2004


                        See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
FINANCIAL STATEMENTS


Statement of Assets and Liabilities
December 31, 2003



Assets:
Investments in securities, at value
 (cost $1,314,796,111)............................................    $1,437,918,877
Cash .............................................................            54,854
Receivable for:
  Interest .......................................................        23,570,139
  Investments sold ...............................................         3,351,353
  Shares of beneficial interest sold .............................           601,804
Prepaid expenses and other assets ................................            51,406
                                                                      --------------
  Total Assets ...................................................     1,465,548,433
                                                                      --------------
Liabilities:
Payable for:
  Dividends and distributions to shareholders ....................         3,489,644
  Shares of beneficial interest redeemed .........................         1,244,290
  Investment management fee ......................................           546,752
  Distribution fee ...............................................           177,686
  Variation margin ...............................................            12,500
Accrued expenses and other payables ..............................           266,958
                                                                      --------------
  Total Liabilities ..............................................         5,737,830
                                                                      --------------
  Net Assets .....................................................    $1,459,810,603
                                                                      ==============
Composition of Net Assets:
Paid-in-capital ..................................................    $1,337,119,470
Net unrealized appreciation ......................................       123,062,897
Accumulated undistributed net investment income ..................           364,785
Distributions in excess of net realized gain .....................          (736,549)
                                                                      --------------
  Net Assets .....................................................    $1,459,810,603
                                                                      ==============
Class A Shares:
Net Assets .......................................................    $  119,199,038
Shares Outstanding (unlimited authorized, $.01 par value).........         9,959,833
  Net Asset Value Per Share ......................................    $        11.97
                                                                      ==============
  Maximum Offering Price Per Share,
  (net asset value plus 4.44% of net asset value) ................    $        12.50
                                                                      ==============
Class B Shares:
Net Assets .......................................................    $  231,145,839
Shares Outstanding (unlimited authorized, $.01 par value).........        19,232,759
  Net Asset Value Per Share ......................................    $        12.02
                                                                      ==============
Class C Shares:
Net Assets .......................................................    $   41,660,656
Shares Outstanding (unlimited authorized, $.01 par value).........         3,475,515
  Net Asset Value Per Share ......................................    $        11.99
                                                                      ==============
Class D Shares:
Net Assets .......................................................    $1,067,805,070
Shares Outstanding (unlimited authorized, $.01 par value).........        89,263,730
  Net Asset Value Per Share ......................................    $        11.96
                                                                      ==============


                       See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
FINANCIAL STATEMENTS CONTINUED


Statement of Operations
For the year ended December 31, 2003



Net Investment Income:
Interest Income .................................................    $79,097,799
                                                                     -----------
Expenses
Investment management fee .......................................      6,182,000
Distribution fee (Class A shares) ...............................        260,330
Distribution fee (Class B shares) ...............................      1,414,621
Distribution fee (Class C shares) ...............................        260,385
Transfer agent fees and expenses ................................        810,346
Shareholder reports and notices .................................         95,664
Registration fees ...............................................         72,196
Professional fees ...............................................         69,283
Custodian fees ..................................................         62,591
Trustees' fees and expenses .....................................         32,166
Other ...........................................................         74,624
                                                                     -----------
  Total Expenses ................................................      9,334,206
Less: expense offset ............................................        (62,237)
                                                                     -----------
  Net Expenses ..................................................      9,271,969
                                                                     -----------
  Net Investment Income .........................................     69,825,830
                                                                     -----------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
 Investments ....................................................       (281,465)
 Futures contracts ..............................................        436,340
                                                                     -----------
  Net Realized Gain .............................................        154,875
                                                                     -----------
Net Change in Unrealized Appreciation on:
 Investments ....................................................     10,725,954
 Futures contracts ..............................................        (59,869)
                                                                     -----------
  Net Appreciation ..............................................     10,666,085
                                                                     -----------
  Net Gain ......................................................     10,820,960
                                                                     -----------
Net Increase ....................................................    $80,646,790
                                                                     ===========

                        See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
FINANCIAL STATEMENTS CONTINUED


Statement of Changes in Net Assets



                                                                                  FOR THE YEAR         FOR THE YEAR
                                                                                     ENDED                 ENDED
                                                                               DECEMBER 31, 2003     DECEMBER 31, 2002
                                                                              -------------------   ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income .....................................................     $   69,825,830        $   70,087,291
Net realized gain .........................................................            154,875             8,090,590
Net change in unrealized appreciation .....................................         10,666,085            48,291,629
                                                                                --------------        --------------
  Net Increase ............................................................         80,646,790           126,469,510
                                                                                --------------        --------------
Dividends and Distributions to Shareholders from:
Net investment income
  Class A shares ..........................................................         (5,540,847)           (1,788,839)
  Class B shares ..........................................................         (9,743,115)           (9,447,499)
  Class C shares ..........................................................         (1,491,039)             (929,364)
  Class D shares ..........................................................        (52,242,854)          (57,919,499)
Net realized gain
  Class A shares ..........................................................           (140,274)             (624,930)
  Class B shares ..........................................................           (265,399)           (1,480,545)
  Class C shares ..........................................................            (45,679)             (177,816)
  Class D shares ..........................................................         (1,228,841)           (7,487,752)
                                                                                --------------        --------------
  Total Dividends and Distributions .......................................        (70,698,048)          (79,856,244)
                                                                                --------------        --------------
Net increase (decrease) from transactions in shares of beneficial interest         (88,585,763)           58,795,650
                                                                                --------------        --------------
  Net Increase (Decrease) .................................................        (78,637,021)          105,408,916
Net Assets:
Beginning of period .......................................................      1,538,447,624         1,433,038,708
                                                                                --------------        --------------
End of Period
(Including accumulated undistributed net investment income of $364,785 and
dividends in excess of net investment income of $431,500, respectively)....     $1,459,810,603        $1,538,447,624
                                                                                ==============        ==============


                        See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS [o] DECEMBER 31, 2003


1. Organization and Accounting Policies

Morgan Stanley Tax-Exempt Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and reorganized as a Massachusetts business trust on April 30, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS [o] DECEMBER 31, 2003 CONTINUED


C. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Futures Contracts - A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Federal Income Tax Policy - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date.

G. Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of daily net assets exceeding $1 billion but not exceeding $1.25 billion; 0.325% to the portion of daily net assets exceeding $1.25 billion but not exceeding $2.5 billion; and 0.30% to the portion of daily net assets exceeding $2.5 billion.


3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS [o] DECEMBER 31, 2003 CONTINUED


the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 0.60% of the average daily net assets of Class B; and (iii) Class C - up to 0.70% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $6,678,298 at December 31, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.70% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended December 31, 2003 , the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.21% and 0.70%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $74,023, $361,466 and $9,369, respectively and received $306,700 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2003, aggregated $222,554,170 and $259,348,178, respectively. Included in the aforementioned transactions are purchases and sales of $10,156,400 and $10,133,300, respectively, with other Morgan Stanley funds, including realized losses of $367,405.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $23,800.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement.

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS [o] DECEMBER 31, 2003 CONTINUED


Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the year ended December 31, 2003, included in Trustees' fees and expenses in the Statement of Operations amounted to $16,146. At December 31, 2003, the Fund had an accrued pension liability of $122,697 which is included in accrued expenses in the Statement of Assets and Liabilities.

On December 2, 2003, the Trustees voted to close the plan to new participants, eliminate the future benefits growth due to increases to compensation after July 31, 2003 and effective April 1, 2004, establish an unfunded deferred compensation plan which allows each independent Trustee to defer payment of all or a portion of the fees he receives for serving on the Board of Trustees throughout the year.

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:



                                                                   FOR THE YEAR                      FOR THE YEAR
                                                                      ENDED                             ENDED
                                                                DECEMBER 31, 2003                 DECEMBER 31, 2002
                                                        ---------------------------------- --------------------------------
                                                             SHARES            AMOUNT           SHARES          AMOUNT
                                                        ---------------- ----------------- --------------- ----------------
CLASS A SHARES
Sold ..................................................     14,862,986    $  176,951,492       7,617,423    $   89,539,965
Reinvestment of dividends and distributions ...........        363,677         4,316,619         126,463         1,492,518
Shares issued in connection with the acquisition of the
 Morgan Stanley Select Municipal Reinvestment Fund
 (See Note 9) .........................................        -                -              6,193,528        73,196,868
Redeemed ..............................................    (15,421,715)     (183,534,432)     (6,128,267)      (71,987,138)
                                                        --------------   ---------------      ----------    --------------
Net increase (decrease) - Class A .....................       (195,052)       (2,266,321)      7,809,147        92,242,213
                                                        --------------   ---------------      ----------    --------------
CLASS B SHARES
Sold ..................................................      3,526,482        42,027,370       7,363,472        86,955,912
Reinvestment of dividends and distributions ...........        402,699         4,801,131         465,106         5,489,292
Redeemed ..............................................     (4,419,289)      (52,506,680)     (5,439,491)      (64,199,912)
                                                        --------------   ---------------      ----------    --------------
Net increase (decrease) - Class B .....................       (490,108)       (5,678,179)      2,389,087        28,245,292
                                                        --------------   ---------------      ----------    --------------
CLASS C SHARES
Sold ..................................................      2,336,446        27,820,281       2,498,384        29,369,636
Reinvestment of dividends and distributions ...........         80,533           957,683          62,523           736,937
Redeemed ..............................................     (1,432,682)      (17,004,757)     (1,480,576)      (17,373,619)
                                                        --------------   ---------------      ----------    --------------
Net increase - Class C ................................        984,297        11,773,207       1,080,331        12,732,954
                                                        --------------   ---------------      ----------    --------------
CLASS D SHARES
Sold ..................................................      3,735,691        44,187,423       5,241,723        61,748,259
Reinvestment of dividends and distributions ...........      2,218,901        26,329,042       2,768,369        32,495,282
Redeemed ..............................................    (13,750,120)     (162,930,935)    (14,371,570)     (168,668,350)
                                                        --------------   ---------------     -----------    --------------
Net decrease - Class D ................................     (7,795,528)      (92,414,470)     (6,361,478)      (74,424,809)
                                                        --------------   ---------------     -----------    --------------
Net increase (decrease) in Fund .......................     (7,496,391)   $  (88,585,763)      4,917,087    $   58,795,650
                                                            ==========    ==============       =========    ==============

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS [o] DECEMBER 31, 2003 CONTINUED


6. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:



                                                FOR THE YEAR         FOR THE YEAR
                                                   ENDED                 ENDED
                                             DECEMBER 31, 2003     DECEMBER 31, 2002
                                            -------------------   ------------------
Tax-exempt income .......................      $ 69,017,855           $69,946,872
Ordinary income .........................           -                     776,689
Long-term capital gains .................         1,680,193             9,132,683
                                            ---------------           -----------
Total distributions .....................      $ 70,698,048           $79,856,244
                                               ============           ===========

As of December 31, 2003, the tax-basis components of accumulated earnings were as follows:

Undistributed tax-exempt income .........      $    192,404
Undistributed ordinary income ...........               112
Undistributed long-term gains ...........            55,007
                                            ---------------
Net accumulated earnings ................           247,523
Post-October losses .....................          (851,425)
Temporary differences ...................          (141,387)
Net unrealized appreciation .............       123,436,422
                                            ---------------
Total accumulated earnings ..............      $122,691,133
                                               ============



As of December 31, 2003, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year), book amortization of discounts on debt securities and mark-to-market of open futures contracts and permanent book/tax differences primarily attributable to tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $3,152, accumulated undistributed net investment income was charged $11,690 and distributions in excess of net realized gain was credited $14,842.

7. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS [o] DECEMBER 31, 2003 CONTINUED


8. Risks Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

To hedge against adverse interest rate changes, the Fund may invest in financial futures contracts or municipal bond index futures contracts ("futures contracts").

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

9. Acquisition of Morgan Stanley Select Municipal Reinvestment Fund

On December 16, 2002, the Fund acquired all the net assets of the Morgan Stanley Select Municipal Reinvestment Fund ("Select Municipal Reinvestment") based on the respective valuations as of the close of business on December 13, 2002, pursuant to a plan of reorganization approved by the shareholders of Select Municipal Reinvestment on December 10, 2002. The acquisition was accomplished by a tax-free exchange of 6,193,528 Class A shares of the Fund at a net asset value of $11.82 per share for 6,047,876 shares of Select Municipal Reinvestment. The net assets of the Fund and Select Municipal Reinvestment immediately before the acquisition were $1,450,632,309 and $73,196,868, respectively, including unrealized appreciation of $4,483,887 for Select Municipal Reinvestment. Immediately after the acquisition, the combined net assets of the Fund amounted to $1,523,829,177.

10. Legal Matters

The Investment Manager, certain affiliates of the Investment Manager and certain investment companies advised by the Investment Manager or its affiliates, including the Fund, are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment Manager and certain affiliates of the Investment Manager allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Investment Manager or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Investment Manager or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                         2003         2002          2001         2000         1999
                                                     ------------ ------------ ------------- ----------- --------------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ...............   $ 11.88      $ 11.50     $ 11.71        $ 11.08     $ 12.02
                                                       -------      -------     -------        -------     -------
Income (loss) from investment operations:
 Net investment income .............................      0.54         0.56        0.59           0.58        0.58
 Net realized and unrealized gain (loss) ...........      0.10         0.46       (0.12)          0.63       (0.91)
                                                       -------      -------     -------        -------     -------
Total income (loss) from investment operations .....      0.64         1.02        0.47           1.21       (0.33)
                                                       -------      -------     -------        -------     -------
Less dividends and distributions from:
 Net investment income .............................     (0.54)       (0.56)      (0.58)         (0.58)      (0.58)
 Net realized gain .................................     (0.01)       (0.08)      (0.10)             -       (0.03)
                                                       --------     --------    -------        ---------   -------
Total dividends and distributions ..................     (0.55)       (0.64)      (0.68)         (0.58)      (0.61)
                                                       --------     --------    -------        -------     -------
Net asset value, end of period .....................   $ 11.97      $ 11.88     $ 11.50        $ 11.71     $ 11.08
                                                       =======      =======     =======        =======     =======

Total Return+ .....................................       5.53%        9.03%       4.05%         11.21%      (2.82)%
Ratios to Average Net Assets(2):
Expenses (before expense offset) ...................      0.70%        0.67%       0.66%(1)       0.72%       0.64 %(1)
Net investment income ..............................      4.58%        4.74%       4.97%          5.14%       4.98 %
Supplemental Data:
Net assets, end of period, in thousands ............  $119,199     $120,659     $26,984        $21,685     $17,198
Portfolio turnover rate ............................        15%          13%         17%            17%         13 %



------------
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Does not reflect the effect of expense offset of 0.01%.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
FINANCIAL HIGHLIGHTS CONTINUED


                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------------------------------------
                                                           2003         2002           2001           2000          1999
                                                       ------------ ------------ ---------------- ------------ --------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ...............     $11.93          $11.56        $11.76           $11.13       $12.07
                                                         ------          ------        ------           ------       ------
Income (loss) from investment operations:
 Net investment income .............................       0.50            0.51          0.54             0.54         0.53
 Net realized and unrealized gain (loss) ...........       0.09            0.45         (0.11)            0.63        (0.91)
                                                         ------          ------        ------           ------       ------
Total income (loss) from investment operations .....       0.59            0.96          0.43             1.17        (0.38)
                                                         ------          ------        ------           ------       ------
Less dividends and distributions from:
 Net investment income .............................      (0.49)          (0.51)        (0.53)           (0.54)       (0.53)
 Net realized gain .................................      (0.01)          (0.08)        (0.10)               -        (0.03)
                                                         ------          ------        ------           ------       ------
Total dividends and distributions ..................      (0.50)          (0.59)        (0.63)           (0.54)       (0.56)
                                                         ------          ------        ------           ------       ------
Net asset value, end of period .....................     $12.02          $11.93        $11.56           $11.76       $11.13
                                                         ======          ======        ======           ======       ======
Total Return+ ......................................       5.12%           8.44%         3.68%           10.75%       (3.25)%
Ratios to Average Net Assets(2):
Expenses (before expense offset) ...................       1.09%           1.09%         1.09%(1)         1.11%        1.11 %(1)
Net investment income ..............................       4.19%           4.32%         4.54%            4.75%        4.51 %
Supplemental Data:
Net assets, end of period, in thousands ............   $231,146        $235,358      $200,293         $156,972     $139,786
Portfolio turnover rate ............................         15%             13%           17%              17%          13 %


------------
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Does not reflect the effect of expense offset of 0.01%.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
FINANCIAL HIGHLIGHTS CONTINUED


                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                         -------------------------------------------------------------------
                                                             2003        2002          2001           2000         1999
                                                         ----------- ----------- ---------------- ----------- --------------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ..................    $11.90       $11.53         $11.73        $11.10         $12.04
                                                           ------       ------         ------        ------         ------
Income (loss) from investment operations:
 Net investment income ................................      0.49         0.50           0.52          0.52           0.51
 Net realized and unrealized gain (loss) ..............      0.09         0.44          (0.10)         0.63          (0.91)
                                                           ------       ------         ------        ------         ------
Total income (loss) from investment operations ........      0.58         0.94           0.42          1.15          (0.40)
                                                           ------       ------         ------        ------         ------
Less dividends and distributions from:
 Net investment income ................................     (0.48)       (0.49)         (0.52)        (0.52)         (0.51)
 Net realized gain ....................................     (0.01)       (0.08)         (0.10)          -            (0.03)
                                                           ------       ------         ------        ------         ------
Total dividends and distributions .....................     (0.49)       (0.57)         (0.62)        (0.52)         (0.54)
Net asset value, end of period ........................    $11.99       $11.90         $11.53        $11.73         $11.10
                                                           ======       ======         ======        ======         ======

Total Return+ .........................................      5.02%        8.34%          3.58%        10.66%         (3.37)%
Ratios to Average Net Assets(2):
Expenses (before expense offset) ......................      1.19%        1.19%          1.19%(1)      1.21%          1.21 %(1)
Net investment income .................................      4.09%        4.22%          4.44%         4.65%          4.41 %
Supplemental Data:
Net assets, end of period, in thousands ...............   $41,661      $29,648        $16,270       $11,578        $10,025
Portfolio turnover rate ...............................        15%          13%            17%           17%            13 %


------------
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Does not reflect the effect of expense offset of 0.01%.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
FINANCIAL HIGHLIGHTS CONTINUED


                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                          2003           2002             2001           2000          1999
                                                     -------------- -------------- ----------------- ------------ --------------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period .................    $11.88         $11.50          $11.70           $11.07        $12.01
                                                          ------         ------          ------           ------        ------
Income (loss) from investment operations:
 Net investment income ...............................      0.57           0.58            0.61             0.60          0.59
 Net realized and unrealized gain (loss) .............      0.08           0.46           (0.11)            0.63         (0.91)
                                                          ------         ------          ------           ------        ------
Total income (loss) from investment operations .......      0.65           1.04            0.50             1.23         (0.32)
                                                          ------         ------          ------           ------        ------
Less dividends and distributions from:
 Net investment income ...............................     (0.56)         (0.58)          (0.60)           (0.60)        (0.59)
 Net realized gain ...................................     (0.01)         (0.08)          (0.10)              -          (0.03)
                                                          ------         ------          ------           ------        ------
Total dividends and distributions ....................     (0.57)         (0.66)          (0.70)           (0.60)        (0.62)
                                                          ------         ------          ------           ------        ------
Net asset value, end of period .......................    $11.96         $11.88          $11.50           $11.70        $11.07
                                                          ======         ======          ======           ======        ======

Total Return+ ........................................      5.67%          9.21%           4.31%           11.44%        (2.71)%
Ratios to Average Net Assets(2):
Expenses (before expense offset) .....................      0.49%          0.49%           0.49%(1)         0.51%         0.51 %(1)
Net investment income ................................      4.79%          4.92%           5.14%            5.35%         5.11 %
Supplemental Data:
Net assets, end of period, in thousands ..............$1,067,805     $1,152,783      $1,189,492         $852,950      $853,216
Portfolio turnover rate ..............................        15%            13%             17%              17%           13 %


------------
+ Calculated based on the net asset value as of the last business day of the period.
(1)  Does not reflect the effect of expense offset of 0.01%.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley Tax-Exempt Securities Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Tax-Exempt Securities Trust (the "Fund"), including the portfolio of investments, as of December 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Tax-Exempt Securities Trust as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 12, 2004


                       2003 Federal Tax Notice (unaudited)


      During the year ended December 31, 2003, the Fund paid to its shareholders the following per share amounts from the sources indicated below:



                               CLASS A     CLASS B     CLASS C      CLASS D
                              ---------   ---------   ---------   ----------
  Tax-Exempt Income           $ 0.54      $ 0.49      $ 0.48       $ 0.56
                              =======     =======     =======      =======
  Long-Term Capital Gains     $ 0.014     $ 0.014     $ 0.014      $ 0.014
                              =======     =======     =======      =======

APPENDIX A

MORGAN STANLEY INVESTMENT MANAGEMENT PROXY VOTING POLICY AND PROCEDURES


--------------------------------------------------------------------------------
I. POLICY STATEMENT

     INTRODUCTION. Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     PROXY RESEARCH SERVICES. To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     VOTING PROXIES FOR CERTAIN NON-US COMPANIES. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.


III. GUIDELINES

A. MANAGEMENT PROPOSALS

   1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

       o  Selection or ratification of auditors.

       o  Approval of financial statements, director and auditor reports.

       o  Election of Directors.

       o Limiting Directors' liability and broadening indemnification of Directors.

       o Requirement that a certain percentage (up to 662|M/3%) of its Board's members be comprised of independent and unaffiliated Directors.

       o Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       o Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

       o  General updating/corrective amendments to the charter.

       o  Elimination of cumulative voting.

       o  Elimination of preemptive rights.

       o Provisions for confidential voting and independent tabulation of voting results.

       o Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

   2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

       Capitalization changes

       o Capitalization changes that eliminate other classes of stock and voting rights.

       o Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

       o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

       o  Proposals for share repurchase plans.

       o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

       o  Proposals to effect stock splits.

       o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

       Compensation

       o Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

       o Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

       o Establishment of Employee Stock Option Plans and other employee ownership plans.

       Anti-Takeover Matters

       o Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

       o Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

   3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

       o Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

       o Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

       o  Creation of "blank check" preferred stock.

       o  Changes in capitalization by 100% or more.

       o Compensation proposals that allow for discounted stock options which have not been offered to employees in general.

       o Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

       o  Proposals to indemnify auditors.

   4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

       Corporate Transactions

       o Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

       o Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

       o Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

       o Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

          (i)        Whether the stock option plan is incentive based;

          (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

          (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

       Anti-Takeover Provisions

       o  Proposals requiring shareholder ratification of poison pills.

       o Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. SHAREHOLDER PROPOSALS

   1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

       o  Requiring auditors to attend the annual meeting of shareholders.

       o Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       o Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

       o  Confidential voting.

       o  Reduction or elimination of supermajority vote requirements.


   2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

       o  Proposals that limit tenure of directors.

       o  Proposals to limit golden parachutes.

       o Proposals requiring directors to own large amounts of stock to be eligible for election.

       o  Restoring cumulative voting in the election of directors.

       o Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

       o  Proposals that limit retirement benefits or executive compensation.

       o  Requiring shareholder approval for bylaw or charter amendments.

       o Requiring shareholder approval for shareholder rights plan or poison pill.

       o  Requiring shareholder approval of golden parachutes.

       o  Elimination of certain anti-takeover related provisions.

       o  Prohibit payment of greenmail.

   3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

       o Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

       o Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

       o Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A. PROXY REVIEW COMMITTEE

   1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

       (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

       (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

       (c)   The Committee will meet at least monthly to (among other matters):
             (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

       (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

       (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

       (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

       (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

APPENDIX B

RATINGS OF INVESTMENTS

--------------------------------------------------------------------------------
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                             Municipal Bond Ratings


Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds. Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                             MUNICIPAL NOTE RATINGS

     Moody's ratings for state and municipal note and other short-term loans are designated Moody's Investment Grade (MIG). MIG 1 denotes best quality and means there is present strong protection for established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 denotes high quality and means that margins of protection are ample although not as large as in MIG 1. MIG 3 denotes favorable quality and means that all security elements are accounted for but that the undeniable strength of the previous grades, MIG 1 and MIG 2, is lacking. MIG 4 denotes adequate quality and means that the protection commonly regarded as required of an investment security is present and that while the notes are not distinctly or predominantly speculative, there is specific risk.


                        VARIABLE RATE DEMAND OBLIGATIONS

     A short-term rating, in addition to the Bond or MIG ratings, designated VMIG may also be assigned to an issue having a demand feature. The assignment of the VMIG symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. The VMIG rating criteria are identical to the MIG criteria discussed above.


                            COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. These ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

     Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")


                             MUNICIPAL BOND RATINGS

     A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.


AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories. Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which would lead to inadequate capacity or willingness to pay interest and repay principal.

B Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

Cl The rating "Cl" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         Plus (+) or minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

         The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                             MUNICIPAL NOTE RATINGS

     Commencing on July 27, 1984, Standard & Poor's instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings denote the following:


       SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).


       SP-2 denotes a satisfactory capacity to pay principal and interest.

       SP-3 denotes a speculative capacity to pay principal and interest.


                            COMMERCIAL PAPER RATINGS

     Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

     Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

       A-1 indicates that the degree of safety regarding timely payments is very strong.

       A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

       A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



FITCH IBCA INC. ("FITCH")



                             MUNICIPAL BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or       Plus and minus signs are used with a rating symbol to
Minus (-)         indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR                Indicates that Fitch does not rate the specific issue.

Conditional       A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended         A rating is suspended when Fitch deems the amount of
                  information available from the issuer to be inadequate for rating purposes.

Withdrawn         A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert        Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook   An outlook is used to describe the most likely
                  direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

     Speculative Grade Bond Ratings: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C          Bonds are in imminent default in payment of interest or principal.

DDD        Bonds are in default on interest and/or principal payments. Such
DD and D bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+)   Plus and minus signs are used with a rating symbol to indicate the
or         relative position of a credit within the rating category. Plus and
Minus (-)  minus signs, however, are not used in the "DDD," "DD," or "D"
           categories.

                               SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                   MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST

                            PART C OTHER INFORMATION

Item 23.          Exhibits
--------          --------
(a)(1)            Declaration of Trust of the Registrant, dated April 6, 1987, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 18 to the Registration Statement on Form
                  N-1A, filed on February 22, 1996.

(a)(2)            Instrument Establishing and Designating Additional Classes, dated July 28, 1997, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 20 to the
                  Registration Statement on Form N-1A, filed on July 3, 1997.

(a)(3)            Amendment to the Declaration of Trust, dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 22 to the Registration Statement on Form
                  N-1A, filed on February 26, 1999.

(a)(4)            Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 25 to the Registration Statement
                  on Form N-1A, filed on February 28, 2002.

(b)               Amended and Restated By-Laws of the Registrant, dated April 24, 2003, filed herein.

(c)               Not Applicable.

(d)               Investment Management Agreement between the Registrant and Morgan Stanley Investment
                  Advisors Inc., dated April 30, 1998, is incorporated by reference to Exhibit 4 of
                  Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on
                  February 26, 1999.

(e)(1)            Amended Distribution Agreement, dated June 22, 1998, is incorporated by reference to
                  Exhibit 5(a) of Post-Effective Amendment No. 22 to the Registration Statement on Form
                  N-1A, filed on February 26, 1999.

(e)(2)            Selected Dealers Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW
                  Inc., dated January 4, 1993, is incorporated by reference to Exhibit 2 of Post-Effective
                  Amendment No. 18 to the Registration Statement on Form N-1A, filed on February 22, 1996.

(e)(3)            Omnibus Selected Dealer Agreement between Morgan Stanley Distributors Inc. and National
                  Financial Services Corporation, dated October 17, 1998, is incorporated by reference to
                  Exhibit 5(b) of Post-Effective Amendment No. 22 to the Registration Statement on Form
                  N-1A, filed on February 26, 1999.

(f)               Second Amended and Restated Retirement Plan for Non-Interested Directors or Trustees,
                  dated May 8, 1997, is incorporated by reference to Exhibit 6 of Post-Effective Amendment
                  No. 23 to the Registration on Form N1-A, filed on February 24, 2000.

(g)(1)            Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 18 to the Registration Statement on
                  Form N-1A, filed on February 22, 1996.

(g)(2)            Amendment to the Custodian Agreement, dated April 17, 1996, between the Bank of New York and the Registrant, is incorporated by reference to Exhibit 8 of Post-Effective Amendment
                  No. 19 to the Registration Statement on Form N-1A, filed on March 24, 1997.

                                       1

(g)(3)            Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, is incorporated by reference to Exhibit 7 of Post-Effective Amendment No. 25 to the Registration Statement
                  on Form N-1A, filed February 28, 2002.

(g)(4)            Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated
                  June 15, 2001,  is incorporated by reference to Exhibit 7 of Post-Effective Amendment
                  No. 25 to the Registration Statement on Form N-1A, filed February 28, 2002.

(h)(1)            Amended and Restated Transfer Agency and Service Agreement between the Registrant and
                  Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit
                  8(a) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on February 27, 2001.

(h)(2)            Amended Services Agreement, dated June 22, 1998, is incorporated by reference to Exhibit
                  8(b) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 26, 1999.

(i)               Opinion of Sheldon Curtis, Esq., dated April 29, 1987, is incorporated by reference to
                  Exhibit 10 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A,
                  filed on February 24, 2000.

(j)               Consent of Independent Auditors, filed herein.

(k)               Not Applicable.

(l)               Not Applicable.

(m)               Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated July 28, 1997, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 20 to the
                  Registration Statement on Form N-1A, filed on July 3, 1997.

(n)               Amended and Restated Multi-Class Plan pursuant to Rule 18f-3, dated March 12, 2001, is incorporated by reference to Exhibit 14 of Post-Effective Amendment No. 25 to the
                  Registration Statement on Form N-1A, filed February 28, 2002.

(o)               Not Applicable.

(p)(1)            Code of Ethics of Morgan Stanley Investment Management is incorporated by reference to
                  Exhibit (p)(1) of Post-Effective Amendment No. 26 to the Registration Statement on
                  Form N-1A, filed on February 27, 2003.

(p)(2).           Code of Ethics of the Morgan Stanley Funds is incorporated by reference to Exhibit (p)(2)
                  of Post-Effective No. 26 to the Registration Statement on Form N-1A, filed on
                  February 27, 2003.

Other:            Powers of Attorney of Trustees, dated January 30, 2004, filed herein.


ITEM 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

             None

ITEM 25.     INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

             Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

             The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

             The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

      NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS                  INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------                ---------------------------------------------------------------
Mitchell M. Merin                                 President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer                Investment Management; Chairman and Director of Morgan Stanley
and Director                                      Distributors; Chairman and Director of Morgan Stanley Trust;
                                                  President, Chief Executive Officer and Director of Morgan
                                                  Stanley Services; President of the Morgan Stanley Retail Funds
                                                  and the Institutional Funds; Director of Morgan Stanley
                                                  Investment Management Inc.; Director of various Morgan Stanley subsidiaries; Trustee, President and Chief Executive Officer of
                                                  the Van Kampen Open-End Funds; President and Chief Executive
                                                  Officer of the Van Kampen Closed-End Funds.

Barry Fink                                        Managing Director and General Counsel of Morgan Stanley
Managing Director and                             Investment Management; Managing Director and Director of Morgan
Director                                          Stanley Services; Managing Director, Secretary, and Director of
                                                  Morgan Stanley Distributors; Vice President and General Counsel
                                                  of the Morgan Stanley Funds.

A. Thomas Smith III                               Vice President and Assistant Secretary of the Morgan Stanley
Managing Director and                             Funds.
General Counsel

Joseph J. McAlinden                               Chief Investment Officer and Managing Director of Morgan Stanley
Managing Director and                             Investment Management Inc.; Director of Morgan Stanley Trust.
Chief Investment Officer

Ronald E. Robison                                 Managing Director, Chief Administrative Officer and Director of
Managing Director,                                Morgan Stanley Services; Chief Executive Officer and Director
Chief Administrative Officer and                  of Morgan Stanley Trust; Managing Director of the Distributor;
Director                                          Executive Vice President and Principal Executive Officer of the
                                                  Morgan Stanley Funds.

Dominic P. Caldecott                              Managing Director of Morgan Stanley Investment Management Inc.,
Managing Director                                 and Morgan Stanley Investment Management Limited.; Vice President
                                                  and Investment Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                                   Managing Director and Chief Administrative Officer-Investments
Managing Director and                             of Morgan Stanley Investment Management Inc.
Chief Administrative Officer-
Investments

John B. Kemp, III                                 President and Chief Executive Officer of Morgan Stanley
Executive Director                                Distributors.

Francis J. Smith                                  Executive Director of Morgan Stanley Services; Vice President
Executive Director                                and Chief Financial Officer of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)  Active Assets California Tax-Free Trust
(2)  Active Assets Government Securities Trust
(3)  Active Assets Institutional Government Securities Trust
(4)  Active Assets Institutional Money Trust
(5)  Active Assets Money Trust
(6)  Active Assets Tax-Free Trust
(7)  Morgan Stanley Aggressive Equity Fund
(8)  Morgan Stanley Allocator Fund
(9)  Morgan Stanley American Opportunities Fund
(10) Morgan Stanley Balanced Growth Fund
(11) Morgan Stanley Balanced Income Fund
(12) Morgan Stanley Biotechnology Fund
(13) Morgan Stanley California Tax-Free Daily Income Trust
(14) Morgan Stanley California Tax-Free Income Fund
(15) Morgan Stanley Capital Opportunities Trust
(16) Morgan Stanley Convertible Securities Trust
(17) Morgan Stanley Developing Growth Securities Trust
(18) Morgan Stanley Dividend Growth Securities Inc.
(19) Morgan Stanley European Growth Fund Inc.
(20) Morgan Stanley Federal Securities Trust
(21) Morgan Stanley Financial Services Trust
(22) Morgan Stanley Flexible Income Trust
(23) Morgan Stanley Fund of Funds
(24) Morgan Stanley Fundamental Value Fund
(25) Morgan Stanley Global Advantage Fund
(26) Morgan Stanley Global Dividend Growth Securities
(27) Morgan Stanley Global Utilities Fund
(28) Morgan Stanley Growth Fund
(29) Morgan Stanley Hawaii Municipal Trust

(30) Morgan Stanley Health Sciences Trust
(31) Morgan Stanley High Yield Securities Inc.
(32) Morgan Stanley Income Builder Fund
(33) Morgan Stanley Information Fund
(34) Morgan Stanley International Fund
(35) Morgan Stanley International SmallCap Fund
(36) Morgan Stanley International Value Equity Fund
(37) Morgan Stanley Japan Fund
(38) Morgan Stanley KLD Social Index Fund
(39) Morgan Stanley Latin American Growth Fund
(40) Morgan Stanley Limited Duration Fund
(41) Morgan Stanley Limited Duration U.S. Treasury Trust
(42) Morgan Stanley Limited Term Municipal Trust
(43) Morgan Stanley Liquid Asset Fund Inc.
(44) Morgan Stanley Mid-Cap Value Fund
(45) Morgan Stanley Multi-State Municipal Series Trust
(46) Morgan Stanley Nasdaq-100 Index Fund
(47) Morgan Stanley Natural Resource Development Securities Inc.
(48) Morgan Stanley New York Municipal Money Market Trust
(49) Morgan Stanley New York Tax-Free Income Fund
(50) Morgan Stanley Pacific Growth Fund Inc.
(51) Morgan Stanley Prime Income Trust
(52) Morgan Stanley Quality Income Trust
(53) Morgan Stanley Real Estate Fund
(54) Morgan Stanley S&P 500 Index Fund
(55) Morgan Stanley Select Dimensions Investment Series
(56) Morgan Stanley Small-Mid Special Value Fund
(57) Morgan Stanley Special Growth Fund
(58) Morgan Stanley Special Value Fund
(59) Morgan Stanley Strategist Fund
(60) Morgan Stanley Tax-Exempt Securities Trust
(61) Morgan Stanley Tax-Free Daily Income Trust

(62) Morgan Stanley Total Market Index Fund
(63) Morgan Stanley Total Return Trust
(64) Morgan Stanley U.S. Government Money Market Trust
(65) Morgan Stanley U.S. Government Securities Trust
(66) Morgan Stanley Utilities Fund
(67) Morgan Stanley Value-Added Market Series
(68) Morgan Stanley Value Fund
(69) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. None of the following persons has any position or office with the Registrant.

                                    POSITIONS AND OFFICE WITH
NAME                               MORGAN STANLEY DISTRIBUTORS
----                       ----------------------------------------------
John Schaeffer                               Director

Fred Gonfiantini           Executive Director and Financial Operations
                           Principal

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 18th day of March, 2004.

                                   MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST



                                   By /s/ BARRY FINK
                                      --------------------------------
                                          Barry Fink
                                          Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 27 has been signed below by the following persons in the capacities and on the dates indicated.


         Signatures                         Title                                            Date
         ----------                         -----                                            ----
(1) Principal Executive Officer             Executive Vice President and
                                            Principal Executive Officer

By  /s/  RONALD E. ROBISON                                                                   03/18/04
    ---------------------------
         Ronald E. Robison

(2) Principal Financial Officer             Chief Financial Officer


By  /s/  FRANCIS J. SMITH                                                                    03/18/04
    -----------------------
         Francis J. Smith

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins

By  /s/  BARRY FINK                                                                          03/18/04
   ---------------------------------
         Barry Fink
         Attorney-in-Fact

     Michael Bozic         Joseph J. Kearns
     Edwin J. Garn         Michael E. Nugent
     Wayne E. Hedien       Fergus Reid
     Manuel H. Johnson


By  /s/  CARL FRISHLING                                                                      03/18/04
    -----------------------
         Carl Frishling
         Attorney-in-Fact

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST

EXHIBIT INDEX

(b)     Amended and Restated By-Laws of the Registrant, dated April 24, 2003.

(j)     Consent of Independent Auditors

Other - Powers of Attorney of Trustees, dated January 30, 2004.